                         NEW ENGLAND STAR SMALL CAP FUND

  SUPPLEMENT DATED JUNE 30, 1997 TO NEW ENGLAND STAR SMALL CAP FUND PROSPECTUS DATED DECEMBER 31, 1996 (AS SUPPLEMENTED MAY 1, 1997) AND TO NEW ENGLAND
                     STAR FUNDS PROSPECTUS DATED MAY 1, 1997

In the Schedule of Fees section, the tables appearing under the captions "Annual Fund Operating Expenses" and "Example" are replaced with the following:

 ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                        CLASS A       CLASS B       CLASS C
                                        -------       -------       -------

 Management Fees . . . . . . . . .       1.05%         1.05%         1.05%
 12b-1 Fees . . . . . . . . . . . .      0.25%         1.00%*        1.00%*
 Other Expenses** . . . . . . . . .      1.21%         1.21%         1.21%
 Total Fund Operating Expenses . .       2.51%         3.26%         3.26%

  *Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
 **Other Expenses are based on estimated expenses for the Fund's first full fiscal year.

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will be more or less than those shown.

                           CLASS A              CLASS B              CLASS C
                           -------              -------              -------
                                           (1)           (2)
 1 year ...............      $ 81          $ 83          $ 33           $ 33
 3 years ..............      $131          $130          $100           $100

(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                        FINANCIAL HIGHLIGHTS (unaudited)

The Financial Highlights presented below are for Class A, B and C shares of New England Star Small Cap Fund (the "Fund") outstanding throughout the indicated period. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto included in Part II of the Fund's Statement of Additional Information dated May 1, 1997, as revised June 30, 1997.

                                                                 CLASS A                    CLASS B                    CLASS C
                                                            ------------------          -----------------          ----------------
                                                           DECEMBER 31, 1996(a)        DECEMBER 31, 1996(a)     DECEMBER 31, 1996(a)
                                                           THROUGH MAY 31, 1997        THROUGH MAY 31, 1997     THROUGH MAY 31, 1997
                                                             ----------------           ----------------           ----------------
Net asset value, beginning of period                                $12.50                     $12.50                     $12.50
                                                             ----------------           ----------------           ----------------
Income from investment operations
Net investment loss (b)                                              (0.06)                     (0.10)                     (0.10)
Net realized and unrealized gain on investments                       0.61                       0.62                       0.62
                                                             ----------------           ----------------           ----------------
Total income from investment operations                               0.55                       0.52                       0.52
                                                             ----------------           ----------------           ----------------
Net asset value, end of period                                      $13.05                     $13.02                     $13.02
                                                             ================           ================           ================
Total return (%)(c)                                                    4.4                        4.2                        4.2
Ratios/Supplemental data
Net assets, end of period (000)                                    $28,153                    $26,085                     $7,962
Ratio of operating expenses to average net assets (%)                 2.51 (d)                   3.26 (d)                   3.26 (d)

Ratio of net investment income (loss) to average
     net assets (%)                                                  (1.25)(d)                  (2.00)(d)                  (2.00)(d)

Portfolio turnover rate (%)                                            117 (d)                    117 (d)                    117 (d)

Average commission rate paid (e)                                   $0.0541                    $0.0541                    $0.0541

(a) Commencement of operations.
(b) Per share Net Investment Loss has been calculated using the average shares outstanding during the year.
(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B shares are not reflected in total return calculations. Not annualized.
(d) Computed on an annualized basis.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

In the section in the May 1, 1997 New England Star Funds prospectus entitled "Past Performance of Star Small Cap Fund's Subadvisers" on pages 19-20 and in the section in the December 31, 1996 New England Star Small Cap Fund prospectus entitled "Performance Information" on pages 13-14, the text and tables beginning with the sixth paragraph (which begins, "Montgomery Asset Management, L.P.") through the end of the section are revised to read as follows:

HARRIS ASSOCIATES L.P. The data presented below under "Oakmark Small Cap Fund" represent the average annual total return of Oakmark Small Cap Fund, as adjusted, a mutual fund managed by Harris Associates.

                                                 OAKMARK SMALL CAP   LIPPER SMALL COMPANY        RUSSELL
                                                        FUND           GROWTH FUND INDEX        2000 INDEX
                                                 -----------------   --------------------       ----------

April 1, 1996 to March 31, 1997                     32.14%                (1.94%)                  5.11%

November 1, 1995 (inception date)
  to March 31, 1997                                 33.86%                 5.84%                  12.49%

The performance information shown above for the Accounts and the Small Cap Accounts is adjusted to give effect to the greater of the level of (a) the actual expenses of the Accounts or Small Caps Accounts during the periods shown, or (b) the annualized expenses projected for the Fund's Class A shares during the first full fiscal year. The performance information for the Accounts and the Small Cap Accounts has not been adjusted to reflect deduction of the sales charge payable on the Fund's Class A shares, nor does it give effect to the higher expense levels of the Fund's Class B and Class C shares. Performance would be lower if it were adjusted for these charges and expenses.

LOOMIS, SAYLES & COMPANY, L.P. The data presented below under "Small Cap Accounts" represent the composite average annual total returns of two accounts managed by the Loomis Sayles Managers. During the periods shown, the Loomis Sayles Managers were associated with another advisory firm and not with Loomis Sayles. See "Fund Management." In addition, footnote (1) shows the total returns for the Keystone Institutional Small Capitalization Growth Fund and the Keystone Small Company Growth Fund II, which were managed by the Loomis Sayles Managers during the periods for which performance is shown.


                                                     SMALL CAP       LIPPER SMALL COMPANY       RUSSELL
                                                    ACCOUNTS (2)      GROWTH FUND INDEX       2000 INDEX
                                                    ------------      -----------------       ----------
January 1, 1996 to June 30, 1996 (not annualized)      12.00%               14.08%              10.40%

July 1, 1995 to June 30, 1996                          48.48%               30.12%              23.94%

July 1, 1994 (inception date) to June 30, 1996         46.25%               28.04%              21.99%

(1) For the period from December 28, 1995 (inception date) to June 30, 1996, the total return for the Keystone Institutional Small Capitalization Growth Fund was 16.50% and for the period February 21, 1996 (inception date) to June 30, 1996, the total return for the Keystone Small Company Growth Fund II was 7.10%. The total returns for the Keystone Institutional Small Capitalization Growth Fund and the Keystone Small Company Growth Fund II were not included in the calculation of the total returns for the Small Cap Accounts shown in the table. The performance information presented for the Keystone Institutional Small Capitalization Growth Fund and the Keystone Small Company Growth Fund II have not been adjusted to reflect that the Fund's expense ratio is expected to be higher than the expense ratios of the two Keystone funds. If adjustments were made to reflect the Fund's higher expense level, the total returns presented would be lower.

(2) The composite average annual and total return data presented above under "Small Cap Accounts" represent all of the accounts which (1) were managed by the Loomis Sayles Managers during the periods shown, (2) have transferred their portfolio assets to Loomis Sayles and (3) are currently being managed by the Loomis Sayles Managers. The composite average annual and total return data do not include accounts which were managed by the Loomis Sayles Managers during the periods shown, but were not transferred to Loomis Sayles.

The Loomis Sayles Managers also serve, and have served, in those capacities for certain other separate accounts that have investment objectives and investment policies substantially similar to those of the Star Small Cap Fund (the "Small Cap Growth Accounts"). The Loomis Sayles Managers began managing Small Cap Growth Accounts at Loomis Sayles on September 16, 1996. For the period September 16, 1996 through March 31, 1997, the total return of the Small Cap Growth Accounts was (9.76%). For the period October 1, 1996 (the first month beginning after the Loomis Sayles Managers began managing Small Cap Growth Accounts at Loomis Sayles) through March 31, 1997, the total return of the Small Cap Growth Accounts was (11.95%), the total return of the Lipper Small Company Growth Fund Index was (10.28%) and the total return of the Russell 2000 Index was (0.24%).

MONTGOMERY ASSET MANAGEMENT, L.P. The average annual total return data presented below for Montgomery under "Accounts" represents a composite of the performance of all of the Accounts, including two mutual funds (Montgomery Small Cap Opportunities Fund and Montgomery Small Cap Fund), which were managed by Montgomery.

                                                                     LIPPER SMALL COMPANY        RUSSELL
                                                    ACCOUNTS          GROWTH FUND INDEX       2000 INDEX
                                                    -----------       -------------------     -------------
April 1, 1996 to March 31, 1997                      (4.86%)               (1.94%)                5.11%

April 1, 1994 to March 31, 1997                      10.36%                12.08%                12.70%

April 1, 1992 to March 31, 1997                      11.74%                11.78%                12.78%

July 1, 1990 (inception date) to March 31, 1997      16.87%                12.24%                12.93%

[LOGO](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
-------------------------------------------------------------------------------

NEW ENGLAND STAR ADVISERS FUND
NEW ENGLAND STAR WORLDWIDE FUND
NEW ENGLAND STAR SMALL CAP FUND

STATEMENT OF ADDITIONAL INFORMATION -- PART I



MAY 1, 1997
AS REVISED JUNE 30, 1997


          This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the New England Funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Funds dated May 1, 1997 for Class A, Class B and Class C shares or the Prospectus dated May 1, 1997 for Class Y shares of New England Star Advisers Fund (the "Prospectus" or "Prospectuses"). The Statement should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus from New England Funds, L.P., Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116.


         Part I of this Statement contains specific information about the Funds.
Part II includes information about the Funds and other New England Funds. The Funds are series of New England Funds Trust I (the "Trust"), a registered management investment company that offers a total of twelve series.

                                   TABLE OF CONTENTS

                                                                        Page
                                          PART I
     Investment Restrictions                                             i
     Fund Charges and Expenses                                           v
     Ownership of Fund Shares                                           viii
     Investment Performance of the Funds                                 ix
                                          PART II
     Miscellaneous Investment Practices                                  2
     Management of the Trusts                                            14
     Portfolio Transactions and Brokerage                                24
     Description of the Trusts and Ownership of Shares                   31
     How to Buy Shares                                                   34
     Net Asset Value and Public Offering Price                           35
     Reduced Sales Charges                                               36
     Shareholder Services                                                38
     Redemptions                                                         42
     Standard Performance Measures                                       44
     Income Dividends, Capital Gain Distributions and Tax Status         48
     Financial Statements                                                50
     Appendix A - Description of Bond Ratings                            51
     Appendix B - Publications That May Contain Fund Information         53
     Appendix C - Advertising and Promotional Literature                 55
     Appendix D - Portfolio Composition of the Municipal Income,
                  Bond Income and California Funds                       60

-------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

         The following is a description of restrictions on the investments to be made by the Funds, some of which restrictions (which are marked with an asterisk) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940 [the "1940 Act"]). Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

NEW ENGLAND STAR ADVISERS FUND
New England Star Advisers Fund (the "Star Advisers Fund") may not:

*(1) Purchase any security (other than U.S. Government securities) if , as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry);

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(3) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

*(4) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(5) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(6) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(7) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(9) Except to the extent permitted by rule or order of the Securities and Exchange Commission (the "SEC"), participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(10) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts;

+(11) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities deemed to be liquid under guidelines established by the Trust's Trustees and certain Section 4(2) commercial paper).

*(12) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (5) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

NEW ENGLAND STAR WORLDWIDE FUND
New England Star Worldwide Fund (the "Star Worldwide Fund") may not:

(1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer;

*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with all subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where it owns or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 33 1/3% of its total assets (taken at cost). (For the purpose of this restriction, reverse repurchase agreements, collateral arrangements with respect to options, futures contracts, options on futures contracts, forward contracts, swap contracts and other similar instruments and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(11) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments, (b) enter into currency forward contracts and (c) invest in structured notes;

+(12) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities deemed to be liquid under guidelines established by the Trust's trustees and certain Section 4(2) commercial paper);

*(13) Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments); or

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are subject to restriction (12) above.

NEW ENGLAND STAR SMALL CAP FUND
New England Star Small Cap Fund (the "Star Small Cap Fund") may not:

(1) With respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer;

*(2) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with all subdivisions thereof) will be considered to be a separate industry);

(3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

(4) Acquire more than 10% of any class of securities of an issuer (other than U.S. Government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of an issuer;

*(5) Borrow money in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes;

(6) Pledge more than 33 1/3% of its total assets (taken at cost). (For the purpose of this restriction, reverse repurchase agreements, collateral arrangements with respect to options, futures contracts, options on futures contracts, forward contracts, swap contracts, short sales and other similar instruments and with respect to initial and variation margin are not deemed to be a pledge of assets);

*(7) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities;

*(8) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options, swap contracts, currency forward contracts, structured notes and other similar instruments. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing);

*(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(10) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.);

(11) Purchase any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in such securities (excluding Rule 144A securities deemed to be liquid under guidelines established by the Trust's trustees and certain Section 4(2) commercial paper);

*(12) Issue senior securities. For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (6) above; any borrowing permitted by restriction (5) above; any collateral arrangements with respect to options or futures contracts, and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar instruments; and the issuance of shares of beneficial interest permitted from time to time by the provisions of the Trust's Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom. (The Fund is required, under regulatory provisions applicable to it as interpreted by the staff of the SEC, to set aside in a segregated account with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options, futures contracts, forward contracts, swap contracts and other similar instruments); or

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are subject to restriction (11) above.
-------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
-------------------------------------------------------------------------------

MANAGEMENT FEES

         Pursuant to separate advisory agreements, each dated August 30, 1996 for the Star Advisers and Star Worldwide Funds and dated December 31, 1996 for the Star Small Cap Fund, New England Funds Management, L.P. ("NEFM") has agreed, subject to the supervision of the Board of Trustees of the Trust, to manage the investment and reinvestment of the assets of the Funds and to provide a range of administrative services to the Funds. For the services described in the advisory agreements, each Fund has agreed to pay NEFM a management fee at the annual rate of 1.05% of the Fund's average daily net assets.

         As explained in the Prospectus, the Star Advisers and Star Small Cap Funds' portfolios are each divided into four segments, and the Star Worldwide Fund's portfolio is divided into five segments.


         Pursuant to separate subadvisory agreements, each dated August 30, 1996, NEFM has delegated responsibility for managing the investment and reinvestment of the assets of each segment of the Star Advisers Fund's portfolio to a different subadviser. The four subadvisers of the Star Advisers Fund are Berger Associates, Inc. ("Berger"), Founders Asset Management, Inc. ("Founders"), Janus Capital Corporation ("Janus Capital") and Loomis, Sayles & Company, L.P. ("Loomis Sayles"). For providing such subadvisory services to the Star Advisers Fund, NEFM pays each subadviser a subadvisory fee at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund managed by that subadviser and 0.50% of such assets in excess of $50 million.

         Pursuant to separate subadvisory agreements, each dated August 30, 1996, NEFM has delegated responsibility for the investment and reinvestment of the assets of the segments of the Star Worldwide Fund's portfolio to four different subadvisers. The subadvisers of the Star Worldwide Fund are Harris Associates L.P. ("Harris"), which manages two of the five segments, and Founders, Janus Capital and Montgomery Asset Management, L.P. ("Montgomery"), each of which manage one of the five segments. NEFM pays each subadviser a subadvisory fee for managing its segment or segments of the portfolio at the annual rate of 0.65% of the average daily net assets of each such segment up to $50 million, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million; except that Montgomery's fee is at the annual rate of 0.90% of the average daily net assets of its segment of the portfolio up to $25 million, 0.70% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million. Montgomery agreed to waive 0.15% of its subadvisory fee through June 30, 1996.

         Pursuant to separate subadvisory agreements, each dated December 29, 1996, NEFM has delegated responsibility for the investment and reinvestment of the assets of each segment of the Star Small Cap Fund's portfolio to a different subadviser. The subadvisers of the Star Small Cap Fund are Montgomery, Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens"), Loomis Sayles and Harris, each of which manage one of the four segments. NEFM pays Robertson Stephens and Loomis Sayles a separate sub-advisory fee at an annual rate of 0.55% of the first $50 million of the average daily assets of the segment of the Fund that each such subadviser manages, and 0.50% of such assets in excess of $50 million. NEFM pays Montgomery a subadvisory fee at an annual rate of 0.65% of the first $50 million of the average daily net assets of the segment that Montgomery manages, and 0.50% of such assets in excess of $50 million. NEFM pays Harris Associates a subadvisory fee at the annual rate of 0.70% of the average daily net assets of the segment of the Fund that Harris Associates manages.


         Management fees for the Star Advisers Fund (before the voluntary fee reduction described below) for the fiscal years ended December 31, 1994, 1995 and 1996 were $569,280, $3,599,730 and $6,821,099, respectively. The Fund commenced operations of July 7, 1994. As a result of the voluntary expense limitation in effect, the Fund paid $543,254 in management fees for the period July 7, 1994 through December 31, 1994.

         Management fees for the Star Worldwide Fund for the fiscal year ended December 31, 1996 were $780,469. The Fund commenced operations on December 29, 1995.

         For the Star Advisers Fund, NEFM paid $796,201, $884,453, $835,227 and $832,262 in subadvisory fees to Berger, Founders, Janus Capital and Loomis Sayles, respectively, for the fiscal year ended December 31, 1996.

         For the Star Worldwide Fund, NEFM paid $192,641, $95,549, $102,157 and $122,665 in subadvisory fees to Harris, Founders, Janus Capital and Montgomery, respectively, for the fiscal year ended December 31, 1996. Without the voluntary fee waiver described above, NEFM would have paid Montgomery $128,198 in subadvisory fees.


         Prior to August 30, 1996, NEFM served as adviser to the Star Advisers and Star Worldwide Funds, and the Star Advisers and Star Worldwide Funds' current subadvisers served as subadvisers to those Funds, pursuant to advisory and subadvisory agreements providing for the same management and subadvisory fees as are currently in effect for the Funds. Prior to January 2, 1996, New England Investment Companies, L.P. ("NEIC") served as adviser to the Star Advisers Fund, and the Fund's current subadvisers served as subadvisers to the Fund, in each case pursuant to separate advisory and separate subadvisory agreements providing for management and subadvisory fees at the same rates as are currently in effect for the Funds.


         For the period from the commencement of the Star Advisers Fund's operations on July 7, 1994 until December 31, 1994, NEIC and the subadvisers of the Star Advisers Fund voluntarily agreed to reduce their compensation. As a result of this voluntary agreement, the compensation paid by the Fund to NEIC for this period was at the annual rate of 1.00% of the Fund's average daily net assets, and the compensation paid by NEIC to each subadviser was at the annual rate of 0.50% of the average daily net assets of the segment of the Fund's portfolio managed by that subadviser.

         For more information about the Funds' advisory and subadvisory agreements, see "Management of the Trusts" in Part II of this Statement.

BROKERAGE COMMISSIONS

         For the period July 7, 1994 (commencement of operations) to December 31, 1994 and the fiscal years ended December 31, 1995 and 1996, brokerage transactions for the Star Advisers Fund aggregating $44,236,466, $191,214,413 and $136,608,000, respectively, were allocated to brokers providing research services, and $172,408, $614,183 and $169,415, respectively, in commissions were paid on these transactions. For the period July 7, 1994 to December 31, 1994 and the fiscal years ended December 31, 1995 and 1996, the Fund paid total brokerage commissions of $172,408, $614,183 and $1,428,492, respectively. For the period December 29, 1995 (commencement of operations) to December 31, 1996, brokerage transactions for the Star Worldwide Fund aggregating $39,348,000 were allocated to brokers providing research services and $29,778 in commissions were paid these transactions. For the period December 29, 1995 to December 31, 1996, the Fund paid total brokerage commissions of $402,403.

         For more information about the Funds' portfolio transactions, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

SALES CHARGES AND 12B-1 FEES

         As explained in Part II of this Statement, the Class A, Class B and Class C shares of each Fund pay fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Star Advisers and Star Worldwide Funds during the fiscal years ended December 31, 1994, 1995 and 1996 (The Star Small Cap Fund commenced operations on December 31, 1996):

        FUND                   1994           1995           1996
------------------------       ----           ----           ----

Star Advisers Fund*          $ 68,910      $  404,530     $  711,078  (Class A)
                             $204,766      $1,458,476     $2,916,149  (Class B)
                             $ 62,604      $  327,977     $  627,802  (Class C)

Star Worldwide Fund**              --              --     $   85,683  (Class A)
                                   --              --     $  305,294  (Class B)
                                   --              --     $   95,265  (Class C)

 * The Star Advisers Fund commenced operations on July 7, 1994.

** The Star Worldwide Fund commenced operations on December 29, 1995.

         During the fiscal year ended December 31, 1996, expenses relating to each Fund's 12b-1 plans were as follows:

STAR ADVISERS FUND

(Class A shares)
Compensation to Investment Dealers                                   $  713,094
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $  184,674
                                               TOTAL                 $  897,768

(Class B shares)
Compensation to Investment Dealers                                   $5,422,261
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $  317,713
                                               TOTAL                 $5,739,974

(Class C shares)
Compensation to Investment Dealers                                   $  627,801
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $  209,675
                                               TOTAL                 $  837,476

STAR WORLDWIDE FUND

(Class A shares)
Compensation to Investment Dealers                                   $   86,635
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $  150,461
                                               TOTAL                 $  237,096

(Class B shares)
Compensation to Investment Dealers                                   $2,086,423
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $  201,019
                                               TOTAL                 $2,287,442

(Class C shares)
Compensation to Investment Dealers                                   $   95,265
Compensation to Distributor's Sales Personnel and Other
  Related Costs                                                      $  152,218
                                               TOTAL                 $  247,483

         Of the amounts listed above as compensation to investment dealers, the following amounts were paid by the Distributor to New England Securities Corporation ("New England Securities"), a broker-dealer affiliate of the
Distributor: $459,124 relating to the Class A shares, $2,580,554 relating to the Class B shares and $87,168 relating to the Class C shares of the Star Advisers Fund; and $47,562 relating to the Class A shares, $956,236 relating to the Class B shares and $5,169 relating to the Class C shares of the Star Worldwide Fund. New England Securities paid substantially all of the fees it received from the Distributor (a) in commissions to its sales personnel and (b) to defray sales-related overhead costs.

-------------------------------------------------------------------------------
                            OWNERSHIP OF FUND SHARES
-------------------------------------------------------------------------------


         As of June 1, 1997, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the following Funds:

STAR ADVISERS FUND
Class Y shares             New England Mutual Life Ins. Co.               73.08%
                           Separate Investment Accounting
                           Attn Victor Soohoo
                           501 Boylston Street - 6th Fl
                           Boston, MA 02116-3706

                           Metropolitan Life Ins. Co.                     15.63%
                           c/o GADC-Gerald Hart-Agency
                           Operations NELICO
                           501 Boylston Street 10th Fl
                           Boston, MA 02116-3706

                           New England Life Insurance Co.                  9.66%
                           Insurance Acctg & Reporting
                           Attn: Michael Crowley
                           501 Boylston Street 6th Fl
                           Boston, MA 02116-3706
STAR SMALL CAP FUND
Class B shares             MLPF&S for the Sole Benefit of its Customers    8.78%
                           4800 Deer Lake Drive East
                           Jacksonville, Fl 32246-6484

Class C shares             US Clearing Corp                                6.54%
                           FBO 166-20126-22
                           New York 10004-1798

                           FTC & Co.                                       6.15%
                           Attn: Datalynx #231
                           PO Box 173736
                           Denver, CO 80217-3736

-------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUNDS
-------------------------------------------------------------------------------

                      PERFORMANCE RESULTS - PERCENT CHANGE*
                         FOR THE PERIODS ENDED 12/31/96

STAR ADVISERS FUND
                                       Aggregate              Average Annual
                                      Total Return             Total Return
                                -----------------------     -------------------
                                               Since               Since
Class A shares:  As a % of      1 Year        7/7/94**            7/7/94**
----------------------------    ------        --------            --------
Net Asset Value                 18.98           70.06              23.77
Maximum Offering Price          12.16           60.31              20.87

                                       Aggregate              Average Annual
                                      Total Return             Total Return
                                -----------------------     -------------------
                                               Since               Since
Class B shares:  As a % of      1 Year        7/7/94**            7/7/94**
----------------------------    ------        --------            --------
Net Asset Value                 18.11           67.03              22.88
Redemption at End of Period     14.11           64.03              21.99

                                       Aggregate              Average Annual
                                      Total Return             Total Return
                                -----------------------     -------------------
                                               Since               Since
Class C shares:  As a % of      1 Year        7/7/94**            7/7/94**
----------------------------    ------        --------            --------
Net Asset Value                 18.03           67.05              22.88

                                       Aggregate              Average Annual
                                      Total Return             Total Return
                                -----------------------     -------------------
                                               Since               Since
Class Y shares:  As a % of      1 Year       11/15/94**         11/15/94**
----------------------------    ------       ----------         ----------
Net Asset Value                 19.55           57.74              23.86

STAR WORLDWIDE FUND
                                       Aggregate              Average Annual
                                      Total Return             Total Return
                                -----------------------     -------------------
                                               Since               Since
Class A shares:  As a % of      1 Year       12/29/95**         12/29/95**
----------------------------    ------       ----------         ----------
Net Asset Value                 16.67           16.67              16.67
Maximum Offering Price           9.98            9.98               9.98

                                       Aggregate              Average Annual
                                      Total Return             Total Return
                                -----------------------     -------------------
                                               Since               Since
Class B shares:  As a % of      1 Year       12/29/95**         12/29/95**
----------------------------    ------       ----------         ----------
Net Asset Value                 15.87           15.87              15.87
Redemption at End of Period     11.87           11.87              11.87

                                       Aggregate              Average Annual
                                      Total Return             Total Return
                                -----------------------     -------------------
                                               Since               Since
Class C shares:  As a % of      1 Year       12/29/95**         12/29/95**
----------------------------    ------       ----------         ----------
Net Asset Value                 15.94           15.94              15.94

 * Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of the Funds is $2,500, however.

** Commencement of Fund operations or offering of specified class of shares.

         The foregoing data represent past performance only and are not a prediction as to the future returns of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than this original cost.

[LOGO](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

NEW ENGLAND FUNDS TRUST I
NEW ENGLAND FUNDS TRUST II

STATEMENT OF ADDITIONAL INFORMATION -- PART II


MAY 1, 1997
AS REVISED JUNE 30, 1997


          The following information applies generally to the funds listed below (the "Funds" and each a "Fund"). The Funds constitute all of the series of New England Funds Trust I and New England Funds Trust II (the "Trusts" and each a "Trust"). In certain cases, the discussion applies to some but not all of the Funds. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (the "Statement") as well as in the Prospectuses of the Funds dated May 1, 1997 (the "Prospectus" or "Prospectuses"). The following Funds are described in this Statement:

SERIES OF NEW ENGLAND FUNDS TRUST I
New England Capital Growth Fund                  (the "Capital Growth Fund")
New England Balanced Fund                        (the "Balanced Fund")
New England Growth Fund                          (the "Growth Fund")
New England International Equity Fund            (the "International Equity Fund")
New England Star Advisers Fund                   (the "Star Advisers Fund")
New England Star Worldwide Fund                  (the "Star Worldwide Fund")
New England Star Small Cap Fund                  (the "Star Small Cap Fund")
New England Value Fund                           (the "Value Fund")
New England Government Securities Fund           (the "Government Securities Fund")
New England Strategic Income Fund                (the "Strategic Income Fund")
New England Bond Income Fund                     (the "Bond Income Fund")
New England Municipal Income Fund                (the "Municipal Income Fund")

SERIES OF NEW ENGLAND FUNDS TRUST II

New England Growth Opportunities Fund            (the "Growth Opportunities Fund")
New England Limited Term U.S. Government Fund    (the "Limited Term U.S. Government Fund")
New England Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund")
New England High Income Fund                     (the "High Income Fund")
New England Massachusetts Tax Free Income Fund   (the "Massachusetts Fund")
New England Intermediate Term Tax Free Fund
 of California                                   (the "California Fund')
New England Intermediate Term Tax Free Fund of
 New York                                        (the "New York Fund")

--------------------------------------------------------------------------------
                       MISCELLANEOUS INVESTMENT PRACTICES
--------------------------------------------------------------------------------

         The following information relates to certain investment practices in which certain Funds may engage. The table below indicates which Funds may engage in each of these practices.

Practices                     Funds

Loans of Portfolio Securities Government Securities Fund
                              Bond Income Fund
                              Limited Term U.S. Government Fund
                              High Income Fund
                              Adjustable Rate Fund
                              International Equity Fund
                              Star Advisers Fund
                              Star Worldwide Fund
                              Star Small Cap Fund
                              Strategic Income Fund

U.S. Government Securities    All Funds

When-Issued Securities        Star Advisers Fund
                              Star Worldwide Fund
                              Star Small Cap Fund
                              Government Securities Fund
                              Bond Income Fund
                              Municipal Income Fund
                              High Income Fund
                              Limited Term U.S. Government Fund
                              California Fund
                              Massachusetts Fund
                              New York Fund
                              Adjustable Rate Fund
                              Strategic Income Fund
                              International Equity Fund

Repurchase Agreements         All Funds

Zero Coupon Securities        All Funds

Convertible Securities        Value Fund
                              Balanced Fund
                              Growth Opportunities Fund
                              High Income Fund
                              International Equity Fund
                              Capital Growth Fund
                              Star Advisers Fund
                              Star Worldwide Fund
                              Star Small Cap Fund
                              Strategic Income Fund
                              Bond Income Fund

Tax Exempt Bonds              Municipal Income Fund
                              California Fund
                              Massachusetts Fund
                              New York Fund

State Tax Exempt Securities   California Fund
                              Massachusetts Fund
                              New York Fund

Short Sales                   Star Worldwide Fund
                              Star Small Cap Fund


Futures, Options and          Government Securities Fund
 Swap Contracts               Municipal Income Fund
                              Limited Term U.S. Government Fund
                              International Equity Fund
                              Star Advisers Fund
                              Star Worldwide Fund
                              Star Small Cap Fund
                              California Fund
                              New York Fund
                              Strategic Income Fund
                              Bond Income Fund
                              High Income Fund
                              Massachusetts Fund
                              Growth Opportunities Fund

Foreign Currency Hedging      International Equity Fund
 Transactions                 Balanced Fund
                              Capital Growth Fund
                              Value Fund
                              Star Advisers Fund
                              Star Worldwide Fund
                              Star Small Cap Fund
                              Strategic Income Fund
                              Bond Income Fund

Loans of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to the market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction listed in Part I of this Statement. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the boards of trustees of the Trusts or persons acting pursuant to the direction of the boards.

         These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

U.S. Government Securities. The Fund may invest in some or all of the following U.S. Government securities:

o U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

o U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

o "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

o "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

o "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

         U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

When-Issued Securities. The Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities in this manner (i.e., on a when-issued or delayed-delivery basis), it is required to set aside with the Trust's custodian cash or liquid securities eligible for purchase by the Fund in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting the Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from the then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

Repurchase Agreements. The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in the attempted enforcement.

Zero Coupon Securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Such securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Convertible Securities. The Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

Tax Exempt Bonds. The Fund may invest in tax exempt bonds. Tax exempt bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, hospitals, housing, mass transportation, schools, streets, and water and sewer works. Other public purposes for which tax exempt bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. In addition, prior to the Tax Reform Act of 1986, certain debt obligations known as industrial development bonds could be issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations are included within the term "tax exempt bonds" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax. Interest on certain industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income tax. The Tax Reform Act of 1986 eliminated some types of tax exempt industrial revenues bonds but retains others under the general category of "private activity bonds." The interest on so-called "private activity bonds" is exempt from ordinary federal income taxation but is treated as a tax preference item in computing a shareholder's alternative minimum tax liability, as noted in the Prospectus.

         The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or for "related persons" of substantial users.

         The two principal classifications of tax exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax exempt industrial development bonds and private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds is the responsibility of the corporate user (and any guarantor).

         Prices and yields on tax exempt bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the tax exempt bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of tax exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded.

         The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Group ("Standard & Poor's" or "S&P") represent their opinions and are not absolute standards of quality. Tax exempt bonds with the same maturity, interest rate and rating may have different yields while tax exempt bonds of the same maturity and interest rate with different ratings may have the same yield.

         Obligations of issuers of tax exempt bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their tax exempt bonds may be materially affected, or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's tax exempt bonds in the same manner.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of tax exempt securities for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

         All debt securities, including tax exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues. The ability of the Fund to invest in securities other than tax exempt bonds is limited by a requirement of the Code that at least 50% of the Fund's total assets be invested in tax exempt bonds at the end of each calendar quarter.

State Tax Exempt Securities. The Fund may invest in "State Tax Exempt Securities" which term refers to debt securities the interest from which is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). State Tax Exempt Securities consist primarily of bonds of the Fund's named state, their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain State Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term "State Tax Exempt Securities" if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and State personal income taxes (other than the possible incidence of any alternative minimum taxes). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions" in Part I of this Statement). However, as described in the Fund's Prospectus, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than State Tax Exempt Securities, will normally not exceed 10% of the total amount of the Fund's income distributions.

         In addition, the term "State Tax Exempt Securities" includes debt obligations issued by other governmental entities (for example, U. S. territories) if such debt obligations generate interest income which is exempt from federal income tax and State personal income taxes (other than any alternative minimum taxes).

         There are, of course, variations in the quality of State Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

         The yields on State Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the State Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and Standard and Poor's represent their opinions as to the quality of the State Tax Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, State Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while State Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of State Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's subadviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

         The Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

         Securities in which the Fund may invest, including State Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the State legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their State Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable.

         The Fund's named state and certain of its cities and towns and public bodies have from time to time encountered financial difficulties which have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Fund.

    SHORT SALES. The Star Small Cap and Star Worldwide Funds may engage in short sales of securities; however the Star Worldwide Fund may only engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold, a practice known as selling short "against the box." Each Fund may engage in short sales of securities in order to profit from an anticipated decline in the value of a security, or may also engage in short sales to attempt to limit its exposure to a decline in the value of its portfolio securities. In a short sale, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. The Fund is then obligated to replace the security borrowed by delivering such security to the broker-dealer. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends paid on the security sold short and may also be required to pay a premium to the broker-dealer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to the broker-dealer the securities sold short. To secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of (a) the securities sold short, (b) securities convertible into or exchangeable for such securities without the payment of additional consideration or (c) cash or certain liquid assets. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund may close out a short position by purchasing, on the open market, and delivering to the broker-dealer an equal amount of the securities sold short, or, if such securities are owned by the Fund, by delivering from its portfolio an equal amount of the securities sold short.

    Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. If the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. The Fund will also incur transaction costs in connection with short sales. Certain provisions of the Code may limit the degree to which the Fund is able to enter into short sales. The Star Small Cap and Star Worldwide Funds currently expect that no more than 25% and 20% of their total assets, respectively, would be involved in short sales.


Futures, Options and Swap Contracts

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and Standard & Poor's 500 Index futures trade in contracts equal to $500 multiplied by the Standard & Poor's 500 Index.

         When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

         Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

         Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

OPTIONS. An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

         An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

         A call option on a futures contract written by the Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by the Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

         A put option on a futures contract written by the Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

         Closing a written call option will permit the Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

         The Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

         Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

         As an alternative to purchasing call and put options on index futures, the Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

         The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

         The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

         The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

         Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transactions costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

         The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         All call options written by the Fund on foreign currencies will be "covered." A call option written on a foreign currency by the Fund is "covered" if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

SWAP CONTRACTS. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the Standard & Poor's Composite Index of 500 Stocks [the "S&P 500"]) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

RISKS. The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

         The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

         The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

         Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

         Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

         An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the International Equity Fund purchases foreign stock index futures.

         The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

OVER-THE-COUNTER OPTIONS. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

         The staff of the Securities and Exchange Commission (the "SEC") has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities for purposes of the investment restrictions prohibiting the Government Securities Fund from investing more than 15% of its net assets in illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although Back Bay Advisors, L.P. ("Back Bay Advisors"), the Government Securities Fund's subadviser, does not believe that over-the-counter options on U.S. Government securities are generally illiquid, the Fund has agreed that pending resolution of this issue it will conducts its operations in conformity with the views of the SEC staff on such matters.

         Back Bay Advisors has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Back Bay Advisors. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

ECONOMIC EFFECTS AND LIMITATIONS. Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax exempt bonds for that purpose.

         The Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Fund will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

FUTURE DEVELOPMENTS. The above discussion relates to the Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are still in the developing stage. In the event of future regulatory or market developments, the Fund may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

FOREIGN CURRENCY HEDGING TRANSACTIONS. To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or liquid securities eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures, Options and Swap Contracts" above.

--------------------------------------------------------------------------------
                            MANAGEMENT OF THE TRUSTS
--------------------------------------------------------------------------------

Trustees

         Trustees of the Trusts and their ages (in parentheses), addresses and principal occupations during the past five years are as follows:

GRAHAM T. ALLISON, JR.--Trustee (57); 79 John F. Kennedy Street, Cambridge, MA
         02138; Douglas Dillon Professor and Director for the Center of Science and International Affairs, John F. Kennedy School of Government; Special Advisor to the United States Secretary of Defense; formerly, Assistant Secretary of Defense; formerly, Dean, John F. Kennedy School of Government.

DANIEL M. CAIN - Trustee (52); 452 Fifth Avenue, New York, NY 10018; President and CEO, Cain Brothers & Company, Incorporated (investment banking); formerly, Trustee, Universal Health Realty Income Trust; Chairman, Inter Fish, Inc. (an aqua culture venture in Barbados).

KENNETH J. COWAN -- Trustee (65); One Beach Drive, S.E. #2103, St. Petersburg,
         Florida 33701; Retired; Director, A Young Woman's Residence; formerly, Senior Vice President-Finance and Chief Financial Officer, Blue Cross of Massachusetts, Inc. and Blue Shield of Massachusetts, Inc.; Director, Neworld Bank for Savings and Neworld Bancorp.

RICHARD DARMAN - Trustee (53); 1001 Pennsylvania Avenue, N.W., Washington, D.C.
         20004; Partner and Managing Director, The Carlyle Group (investments); Trustee, Council for Excellence in Government (not-for-profit); Director, Frontier Ventures (personal investment); Director, Highway Master Communications (mobile communications); Managing Partner, Little Falls Partners (family investment); Director, Sequana Therapeutics (biotechnology/genomics); Director, Telcom Ventures (telecommunications); formerly, Director of the U.S. Office of Management and Budget and a member of President Bush's Cabinet.

SANDRA O. MOOSE -- Trustee (55); 135 E. 57th Street, New York, NY 10022;
         Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting); Director, GTE Corporation and Rohm and Haas Company (specialty chemicals).

HENRY L.P. SCHMELZER* -- Trustee and President (53); President, Chief
         Executive Officer and Director, NEF Corporation; President and Chief Executive Officer, New England Funds, L.P.; President and Chief Executive Officer, New England Funds Management, L.P. ("NEFM"); Director, Back Bay Advisors, Inc. ("BBAI"); Director, Maine Bank & Trust Company; formerly, Director, New England Securities Corporation ("New England Securities").

-------------------
*Trustee deemed an "interested person" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act").

JOHN A. SHANE -- Trustee (64); 200 Unicorn Park Drive, Woburn, Massachusetts
         01801; President, Palmer Service Corporation (venture capital organization); General Partner, Palmer Partners L.P.; Director, Abt Associates, Inc. (consulting firm); Director, Arch Communications Group, Inc. (paging service); Director, Dowden Publishing Company, Inc. (publishers of medial magazines); Director, Eastern Bank Corporation; Director, Gensym Corporation (expert system software); Director, Overland Data, Inc. (manufacturer of computer tape drives); Director, Summa Four, Inc. (manufacturer of telephone switching equipment); Director, United Asset Management Corporation (holding company for institutional money management).

PETER S. VOSS* -- Chairman of the Board, Chief Executive Officer and Trustee
         (50); President and Chief Executive Officer, New England Investment Companies, L.P. ("NEIC"); Director, President and Chief Executive Officer, New England Investment Companies, Inc. ("NEIC Inc."); Chairman of the Board and Director, NEF Corporation; Chairman of the Board and Director, BBAI; formerly, Director, New England Life Insurance Company ("NELICO"); Group Executive Vice President, Bank of America (Los Angeles); Group Head of International Banking, Trading and Securities, Security Pacific National Bank and Chief Executive Officer, Security Pacific Investment Group.

PENDLETON P. WHITE -- Trustee (66); 6 Breckenridge Lane, Savannah, Georgia
         31411; Retired; formerly, President and Chairman of the Executive Committee, Studwell Associates (executive search consultants); formerly, Trustee, The Faulkner Corporation (community hospital corporation).

Officers

         Officers of the Trusts, in addition to Messrs. Schmelzer and Voss, and their ages (in parentheses) and principal occupations during the past five years are as follows:

BRUCE R. SPECA -- Vice President (41); Executive Vice President, NEF
         Corporation; Executive Vice President, New England Funds, L.P.; Executive Vice President, NEFM.

FRANK NESVET -- Treasurer (53); Senior Vice President and Chief Financial
         Officer, NEF Corporation ; Senior Vice President and Chief Financial Officer, New England Funds, L.P.; Senior Vice President and Chief Financial Officer, NEFM; formerly, Executive Vice President, SuperShare Services Corporation (mutual fund and unit investment trust sponsor).

ROBERT P. CONNOLLY -- Secretary and Clerk (43); Senior Vice President and
         General Counsel, NEF Corporation; Senior Vice President and General Counsel, New England Funds, L.P.; Senior Vice President and General Counsel, NEFM; formerly, Managing Director and General Counsel, Kroll Associates, Inc. (business consulting company); formerly, Managing Director and General Counsel, Equitable Capital Management Corporation.

         Each person listed above holds the same position(s) with both
Trusts. Previous positions during the past five years with NELICO or Metropolitan Life Insurance Company ("MetLife"), New England Funds, L.P. or NEFM are omitted, if not materially different from a trustee's or officer's current position with such entity. Each of the Trusts' trustees is also a trustee of certain other investment companies for which New England Funds, L.P. acts as principal underwriter. Except as indicated above, the address of each trustee and officer of the Trusts is 399 Boylston Street, Boston, Massachusetts 02116.

-------------------
*Trustee deemed an "interested person" of the Trusts, as defined in the Investment Company Act of 1940 (the "1940 Act").

Trustee Fees

         The Trusts pay no compensation to their officers or to their trustees who are interested persons thereof.

         Each Trustee who is not an interested person of the Trusts receives, in the aggregate for serving on the boards of the Trusts and New England Cash Management Trust and New England Tax Exempt Money Market Trust (all 4 trusts collectively, the "New England Funds Trusts"), comprising as of May 1,
1997 a total of 22 mutual fund portfolios, a retainer fee at the annual rate of $40,000 and meeting attendance fees of $2,500 for each meeting of the boards he or she attends and $1,500 for each meeting he or she attends of a committee of the board of which he or she is a member. Each committee chairman receives an additional retainer fee at the annual rate of $2,500. These fees are allocated among the Funds and the three other mutual fund portfolios in the New England Funds Trusts based on a formula that takes into account, among other factors, the net assets of each fund.

         During the fiscal year ended December 31, 1996, the persons who were then trustees of the Trusts received the amounts set forth in the following table for serving as a trustee of the Trusts and for also serving on the governing boards of the other New England Funds Trusts.

                                                                  Pension or
                           Aggregate           Aggregate           Retirement                        Total
                          Compensation       Compensation           Benefits       Estimated      Compensation
                             from                from              Accrued as        Annual         from the
                          New England         New England         Part of Fund      Benefits      New England
                         Funds Trust I       Funds Trust II         Expenses          Upon        Funds Trusts
     Name of Trustee        in 1996             in 1996             in 1996        Retirement       in 1996
     ---------------     -------------       --------------       ------------     ----------     ------------
Graham T. Allison, Jr.      $30,251             $16,901                 $0              $0           $54,500
Daniel M. Cain (a)          $28,317             $16,113                 $0              $0           $51,250
Kenneth J. Cowan            $33,997             $18,946                 $0              $0           $61,250
Richard Darman (a)          $26,750             $15,242                 $0              $0           $48,500
Sandra O. Moose             $32,500             $18,537                 $0              $0           $59,000
James H. Scott (b)          $ 7,907             $ 4,166                 $0              $0           $14,000
John A. Shane               $32,501             $18,537                 $0              $0           $59,000
Pendleton P. White          $31,751             $17,992                 $0              $0           $57,500

(a)  Became a trustee of the Trusts effective February 23, 1996.
(b)  Resigned as a trustee of the Trusts effective March 5, 1996.

         The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in each Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.


        At June 1, 1997, the officers and trustees of each Trust as a group owned less than 1% of the outstanding shares of each Fund.


Advisory and Subadvisory Agreements

         Each Fund's advisory agreement between the Fund and NEFM (between the Fund and Capital Growth Management Limited Partnership ("CGM"), in the case of the Growth Fund) provides that the adviser (NEFM or CGM) will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

         Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' independent trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. Each Fund (except the Growth Fund) also pays NEFM for certain legal and accounting services provided to the Fund by NEFM.

         Each Fund's advisory agreement and (except in the case of the Growth
Fund) each Fund's subadvisory agreement between NEFM and the subadviser that manages the Fund (or, in the case of the Star Advisers, Star Worldwide and Star Small Cap Funds, each subadvisory agreement between NEFM and the subadviser that manages a segment or segments of the Fund's portfolio) provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the board of trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not "interested persons" of the relevant Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory or subadvisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the trustees of the relevant Trust who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each advisory and subadvisory agreement may be terminated without penalty by vote of the board of trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement. In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by the Distributor to eliminate all reference to the words "New England" or the letters "TNE" in the name of the relevant Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the relevant Trust or the Fund's adviser or subadviser.

         Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         NEFM, formed in 1995, is a limited partnership whose sole general partner, NEF Corporation, is a wholly-owned subsidiary of NEIC Holdings, Inc. ("NEIC Holdings"), which is a wholly-owned subsidiary of NEIC. NEF Corporation is also the sole general partner of New England Funds, L.P., the distributor of the Funds. NEIC owns the entire limited partnership interest in each of NEFM and New England Funds, L.P.

         NEIC's sole general partner, NEIC, Inc, is a wholly-owned subsidiary of MetLife New England Holdings, Inc., which in turn is a wholly-owned subsidiary of MetLife. MetLife owns a majority limited partnership interest in NEIC. NEIC and its 13 subsidiary or affiliated asset management firms, collectively, have more than $100 billion of assets under management or administration.

         Back Bay Advisors, formed in 1986, is a limited partnership whose sole general partner, BBAI, is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Back Bay Advisors. Back Bay Advisors provides investment management services to institutional clients, including other registered investment companies and accounts of NELICO and its affiliates. Back Bay Advisors specializes in fixed-income management and currently manages over $7 billion in total assets.

         Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Funds' portfolios. Loomis Sayles provides investment advice to numerous other institutional and individual clients. These clients include some accounts of NELICO and MetLife and their affiliates. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated, is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Loomis Sayles.

         CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. NEIC owns a majority limited partnership interest in CGM. Prior to March 1, 1990, the Growth Fund was managed by Loomis Sayles' Capital Growth Management Division. On March 1, 1990, Loomis Sayles reorganized its Capital Growth Management Division into CGM. In addition to advising the Growth Fund, CGM acts as investment adviser of CGM Capital Development Fund, CGM Trust, New England Zenith Fund's Capital Growth Series and New England Variable Annuity Fund I. CGM also provides investment advice to other mutual funds and other institutional and individual clients.

         Westpeak Investment Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients, including accounts of NELICO and its affiliates. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of NEIC Holdings. NEIC owns the entire limited partnership interest in Westpeak.

         Berger Associates, Inc. ("Berger") serves as investment adviser to the mutual funds in the Berger Funds' group and to pension and profit-sharing plans and other institutional and private investors. Kansas City Southern Industries, Inc. ("KCSI") a publicly-traded holding company, owns approximately 80% of the stock of Berger.

         Founders Asset Management, Inc. ("Founders") was organized in 1938. It serves as investment adviser to the Founders mutual funds as well as to private accounts. Bjorn K. Borgen, Chief Executive Officer of Founders, owns all of the stock of Founders.

         Janus Capital Corporation ("Janus Capital") serves as investment adviser to the Janus mutual funds and to other mutual funds, individual, charitable, corporate and retirement accounts. KCSI owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects a majority of Janus Capital's board.

         Harris Associates, L.P. ("Harris") was organized in 1995 to succeed to the business of a predecessor limited partnership also named Harris Associates, L.P., which together with its predecessor had advised and managed mutual funds since 1970. Harris is a limited partnership whose sole general partner is Harris Associates, Inc., a wholly-owned subsidiary of NEIC. Harris was acquired by NEIC in 1995. Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

         Montgomery Asset Management, L.P. ("Montgomery"), a California limited partnership, was formed in 1990 as an investment adviser and since then has advised institutional and retail clients. Its general partner is Montgomery Asset Management, Inc., and its sole limited partner is Montgomery Group Holdings, LLC. Montgomery Securities is the distributor for The Montgomery Funds. Under the 1940 Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed control persons of Montgomery. Although the operations and management of Montgomery are independent from those of Montgomery Securities, Montgomery may draw upon the research and administrative resources of Montgomery Securities in its discretion and consistent with applicable regulations.

         Robertson, Stephens & Company Investment Management, L.P. ("Robertson Stephens"), a California limited partnership, was formed in 1993 and is registered as an investment adviser with the Securities and Exchange Commission. The general partner of Robertson Stephens is Robertson, Stephens & Company, Inc., and the principal limited partner is Robertson, Stephens & Company LLC, a mutual funds distributor and a major investment banking firm specializing in emerging growth companies that has developed substantial investment research, underwriting, and venture capital expertise. Robertson Stephens and its affiliates have in excess of $4.5 billion under management in public and private investment funds.

         Certain officers and employees of Back Bay Advisors have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Back Bay Advisors) that may invest in securities in which the Funds may invest. Where Back Bay Advisors determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Back Bay Advisors to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Back Bay Advisors will allocate an investment purchase opportunity based on the relative time the competing accounts have had funds available for investment, and the relative amounts of available funds, and will allocate an investment sale opportunity based on relative cash requirements and the time the competing accounts have had investments available for sale. It is Back Bay Advisors' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Funds for which Back Bay Advisors acts as subadviser to participate in larger volume transactions in this manner will in some cases produce better executions for the Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. The Trusts' trustees are of the view that the benefits of retaining Back Bay Advisors as investment manager outweigh the disadvantages, if any, that might result from participating in such transactions.

          Certain officers of Loomis Sayles have responsibility for the management of other client portfolios. The Pasadena office of Loomis Sayles buys and sells portfolio securities for the Value and Balanced Funds, the Chicago office buys and sells portfolio securities for the Capital Growth Fund, the Detroit office buys and sells portfolio securities for the segments of the Star Advisers and Star Small Cap Funds' portfolios that are managed (or subadvised) by Loomis Sayles, the Boston office buys and sells portfolio securities for the Strategic Income Fund and the International Equity Fund and the New York office buys and sells portfolio securities for the High Income Fund. These offices buy and sell securities independently of one another. The other investment companies and clients served by Loomis Sayles sometimes invest in securities in which the Capital Growth, Value, Balanced, Star Advisers, Star Small Cap, High Income, Strategic Income and International Equity Funds also invest. If one of these Funds and such other clients advised by the same office of Loomis Sayles desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund. It is the opinion of the Trusts' trustees that the desirability of retaining Loomis Sayles as subadviser for the Strategic Income, Capital Growth, Value, Balanced, Star Advisers, Star Small Cap, High Income and International Equity Funds outweighs the disadvantages, if any, which might result from these practices.

         In addition to managing a segment of the Star Advisers Fund's portfolio, Berger serves as investment adviser or subadviser to other mutual funds, pension and profit-sharing plans, and other institutional and private investors. At times, Berger may effect purchases and sales of the same investment securities for the Fund, and for one or more other investment accounts. In such cases, it will be the practice of Berger to allocate the purchase and sale transactions among the Fund and the accounts in such manner as it deems equitable. In making such allocation, the main factors to be considered are the respective investment objectives of the Fund and the accounts, the relative size of portfolio holdings of the same or comparable securities, the current availability of cash for investment by the Fund and each account, the size of investment commitments generally held by the Fund and each account, and the opinions of the persons at Berger responsible for selecting investments for the Fund and the accounts. It is the opinion of the Trusts' trustees that the desirability of retaining Berger as a subadviser to the Fund outweighs the disadvantages, if any, which might result from these procedures.

         The segments of the Star Advisers and Star Worldwide Funds managed by Founders and one or more of the other mutual funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for the segments of the Funds advised by Founders and other funds or clients advised by Founders arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Funds and other clients in a manner deemed equitable to all by Founders. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Funds. However, the ability of the Funds to participate in volume transactions may possibly produce better executions for the Funds in some cases. It is the opinion of the trustees of the Trusts that the desirability of retaining Founders as a subadviser to the Star Advisers and Star Worldwide Funds outweighs the disadvantages, if any, which might result from these procedures.

         Janus Capital performs investment advisory services for other mutual funds, individual, charitable, corporate and retirement accounts, as well as for its segments of the portfolios of the Star Advisers and Star Worldwide Funds. Although the overall investment objectives of the Funds may differ from the objectives of the other investment accounts and other funds served by Janus Capital, there may be securities that are suitable for the portfolio of the Funds as well as for one or more of the other funds or the other investment accounts. Therefore, purchases and sales of the same investment securities may be recommended for the Funds and for one or more of the other funds or other investment accounts. To the extent that the Funds and one or more of the other funds or other investment accounts seek to acquire or sell the same security at the same time, either the price obtained by the Funds or the amount of securities that may be purchased or sold by the Funds at one time may be adversely affected. In such cases, the purchase and sale transactions are allocated among the Funds, the other funds and the other investment accounts in a manner believed by the management of Janus Capital to be equitable to each. It is the opinion of the trustees of the Trusts that the desirability of retaining Janus Capital as a subadviser to the Star Advisers and Star Worldwide Funds outweighs the disadvantages, if any, which might result from these procedures.

         Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which the Growth Opportunities Fund also may invest. When the Fund and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for the Trusts. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Fund or the price at which a security may be sold. It is the opinion of the trustees of the Trusts that the desirability of retaining Westpeak as subadviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

         Certain officers and employees of Harris have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris) that may invest in securities in which the Star Worldwide and/or Star Small Cap Funds may invest. Where Harris determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris to the participating accounts. Where advisory accounts have competing interests in a limited investment opportunity, Harris will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the Star Worldwide and Star Small Cap Funds to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold. The trustees of the Trusts are of the view that the benefits of retaining Harris as a subadviser to the Star Worldwide and Star Small Cap Funds outweigh the disadvantages, if any, that might result from participating in such transactions.

         In addition to managing segments of the Star Worldwide and Star Small Cap Funds' portfolios, Montgomery serves as investment adviser to other mutual funds, pension and profit-sharing plans, and other institutional and private investors. At times, Montgomery may effect purchases and sales of the same investment securities for the Star Worldwide and/or Star Small Cap Funds and for one or more other investment accounts. In such cases, it will be the practice of Montgomery to allocate the purchase and sale transactions among the Funds and the accounts in such manner as it deems equitable. In making such allocation, the main factors to be considered are the respective investment objectives of the Funds and the accounts, the relative size of portfolio holdings of the same or comparable securities, the current availability of cash for investment by the Funds and each account, the size of investment commitments generally held by the Funds and each account and the opinions of the persons at Montgomery responsible for selecting investments for the Funds and the accounts. It is the opinion of the trustees of the Trusts that the desirability of retaining Montgomery as a subadviser to the Star Worldwide and Star Small Cap Funds outweighs the disadvantages, if any, which might result from these procedures.

         Investment decisions for its segment of the Star Small Cap Fund and for other investment advisory clients of Robertson Stephens and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Robertson Stephens' opinion is equitable to each and in accordance with the amount being purchased or sold by each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Robertson Stephens employs staffs of portfolio managers who draw upon a variety of resources, including Robertson Stephens & Company, Inc., for research information. It is the opinion of the trustees of the Trusts that the desirability of retaining Robertson Stephens as a subadviser to the Star Small Cap Fund outweighs the disadvantages, if any, which could result from these procedures.

         Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement with each Fund, New England Funds, L.P. serves as the general distributor of each class of shares of the Funds. Under these agreements, New England Funds, L.P. is not obligated to sell a specific number of shares. New England Funds, L.P. bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of Prospectuses to existing shareholders.

         New England Funds, L.P. is compensated under each agreement through receipt of the sales charges on Class A shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the Prospectus.

         As described in the Prospectuses, each Fund has adopted Rule 12b-1 plans (the "Plans") for its Class A, Class B and Class C shares which, among other things, permit it to pay the Fund's distributor (currently New England Funds, L.P.) monthly fees out of its net assets. Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the board of trustees, including a majority of the trustees who are not interested persons of the relevant Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees").

         Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are not interested persons of the relevant Trust shall be committed to the discretion of such disinterested persons.

         New England Funds, L.P. has entered into selling agreements with investment dealers, including New England Securities, an affiliate of New England Funds, L.P., for the sale of the Funds' shares. New England Securities is registered as a broker-dealer under the Securities Exchange Act of 1934. New England Funds, L.P. may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of New England Securities who are also employees of New England Investment Associates, Inc. ("NEIA"), an indirect, wholly-owned subsidiary of NEIC. NEIA may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares.

         The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by New England Funds, L.P. or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the relevant Independent Trustees.

         The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the relevant Independent Trustees and
(ii) by the vote of a majority of the entire board of trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

         With the exception of New England Funds, L.P., New England Securities and their direct and indirect corporate parents (NEIC and MetLife), no interested person of the Trusts nor any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement.

         Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention,
(3) enhanced bargaining position with third party service providers and economies of scale arising from having higher asset levels and (4) portfolio management opportunities arising from having an enhanced positive cash flow.

         New England Funds, L.P. controls the words "New England" in the names of the Trusts and the Funds and if it should cease to be the distributor, New England Funds Trust I, New England Funds Trust II or the affected Fund may be required to change their names and delete these words or letters. New England Funds, L.P. also acts as general distributor for New England Funds Trust III, New England Cash Management Trust and New England Tax Exempt Money Market Trust.

         During the years ended December 31, 1994, 1995 and 1996, New England Funds, L.P. received commissions on the sale of Class A shares of New England Funds Trust I aggregating $9,569,312, $8,779,918 and $10,735,444, respectively, of which $8,290,120, $7,706,937 and $9,418,244, respectively, was allowed to other securities dealers and the balance retained by New England Funds, L.P. During the years ended December 31, 1994, 1995 and 1996, New England Funds, L.P. received CDSCs on the redemption of Class A and Class B shares of New England Funds Trust I aggregating $228,526, $899,482 and $1,256,009, respectively, of which $188,000, $879,085 and $1,236,000, respectively, was paid to FEP Capital, L.P. and the balance retained by New England Funds, L.P. See "Other Arrangements" for information about amounts received by New England Funds, L.P. from New England Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to New England Funds Trust I.

         During the years ended December 31, 1994, 1995 and 1996, New England Funds, L.P. received commissions on the sale of the Class A shares of New England Funds Trust II aggregating $2,071,744, $1,913,291 and $1,674,883, respectively, of which $1,780,651, $1,752,050 and $1,429,970, respectively, were reallowed to other securities dealers and the balance retained by New England Funds, L.P. During the years ended December 31, 1994, 1995 and 1996, New England Funds, L.P. received CDSCs on the redemption of Class A and Class B shares of New England Funds Trust II aggregating $256,811, $234,390 and $318,167, respectively, of which $111,876, $173,421 and $313,465, respectively was paid to FEP Capital, L.P. and the balance retained by New England Funds, L.P. See "Other Arrangements" for information about amounts received by New England Funds, L.P. from Back Bay Advisors or the Funds directly for providing certain administrative services relating to New England Funds Trust II.

         Proceeds from the CDSC on Class A shares are paid to New England Funds, L.P. and are used by New England Funds, L.P. to defray the expenses for services New England Funds, L.P. provides the Trust. Proceeds from the CDSC on Class B shares are paid to New England Funds, L.P. and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between New England Funds, L.P. and FEP Capital, L.P.


         For the period November 15, 1995 through December 31, 1995 and for the fiscal year end December 31, 1996, New England Funds, L.P. received no commissions on sales or CDSCs on redemptions of shares of New England Funds Trust III.


         Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Trusts' custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

         Independent Accountants. The Trusts' independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Cooper's & Lybrand LLP, One Post Office Square, Boston, Massachusetts 02109 were the independent accountants for New England Funds Trust II for the fiscal year ended December 31, 1996. The independent accountants of each Trust conduct an annual audit of that Trust's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectuses, and financial statements contained in the Funds' annual reports for the year ended December 31, 1996 and incorporated by reference into this Statement, have been so included in reliance on the reports of each Trusts' independent accountants, given on the authority of such firms as experts in auditing and accounting.

Other Arrangements

         Prior to January 2, 1996, office space, facilities, equipment and certain other administrative services for the Funds in New England Funds Trust I (except the International Equity, Capital Growth and Star Advisers Funds) were furnished by New England Securities, an affiliate of New England Funds, L.P., under service agreements with CGM, Loomis Sayles or Back Bay Advisors. In the case of the Growth Fund, New England Securities continues to provide such services under its service agreement with CGM. For the years ended December 31, 1994, 1995 and 1996, New England Securities received $1,361,705, $1,369,323 and
$1,473,212, respectively, from the Fund's advisers under these agreements. In the case of the Capital Growth Fund, New England Funds, L.P. provided similar services prior to January 2, 1996 under a service agreement with Loomis Sayles. For the years ended December 31, 1994 and 1995, New England Funds, L.P. received $278,333 and $323,029, respectively, from Loomis Sayles under this agreement. In the case of the Star Advisers Fund, New England Funds, L.P. provided similar services prior to January 2, 1996 under a service agreement with NEIC. For the years ended December 31, 1994 and 1995, New England Funds, L.P. received $269,302 and $1,715,899, respectively, from NEIC under this agreement. In the case of the International Equity Fund, New England Funds, L.P. provided similar services prior to December 29, 1995 under an administrative services agreement with the Fund under which the International Equity Fund paid a fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund's Class A, Class B and Class C shares and 0.05% of such assets attributable to the Fund's Class Y shares. For the fiscal years ended December 31, 1994 and 1995, New England Funds, L.P. received $167,715 and $192,366, respectively, from the International Equity Fund for these services.

         Prior to January 2, 1996, New England Funds, L.P. provided similar services for the Growth Opportunities, Limited Term U.S. Government, Massachusetts and High Income Funds under an agreement with Back Bay Advisors. For the years ended December 31, 1994 and 1995, New England Funds, L.P. received $676,787 and $1,511,359, respectively, from Back Bay Advisors under this agreement. In the case of the Adjustable Rate Fund, New England Funds, L.P. provided similar services under an Administrative Services Agreement with the Fund, under which the Fund paid a fee at the annual rate of 0.15% of the first $200 million of the Fund's average daily net assets, 0.135% of the next $300 million of such assets and 0.12% of such assets in excess of $500 million. For the years ended December 31, 1994 and 1995, New England Funds, L.P. received $382,335 and $334,777, respectively, from the Adjustable Rate Fund for these services. In the case of the California and New York Funds, New England Funds, L.P. provided similar services under Administrative Services Agreements with the Funds under which the Funds paid a fee at the rate of 0.125% of each Fund's average daily net assets. For the year ended December 31, 1994, New England Funds, L.P. waived its fees of $49,097 and $25,557 for these services for the California and New York Funds, respectively, and for the year ended December 31, 1995, New England Funds, L.P. waived its fees of $46,879 and $22,124 for these services from the California and New York Funds, respectively.

         Pursuant to a contract between the Funds and New England Funds, L.P., New England Funds, L.P. acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. The Funds pay an annual per-account fee to New England Funds, L.P. for these services in the amount of $17.75 for the Balanced Fund, Growth Fund, Capital Growth Fund, Value Fund, International Equity Fund, Star Advisers Fund, Star Worldwide Fund, Star Small Cap Fund, Growth Opportunities Fund and Strategic Income Fund, and $15.95 for the High Income Fund, Massachusetts Fund, Limited Term U.S. Government Fund, Adjustable Rate Fund, California Fund, New York Fund, Bond Income Fund, Municipal Income Fund and Government Securities Fund. New England Funds, L.P. has subcontracted with State Street Bank for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, New England Funds, L.P. pays BFDS a monthly per account fee of $0.95 for the California Fund, New York Fund, Bond Income Fund, Municipal Income Fund, Adjustable Rate Fund, Government Securities Fund and Strategic Income Fund; $0.87 for the Massachusetts Fund, High Income Fund and Limited Term U.S. Government Fund; $0.78 for the International Equity Fund, Capital Growth Fund, Balanced Fund, Value Fund, Growth Fund, Star Advisers Fund, Star Worldwide Fund and Star Small Cap Fund; and $0.70 for the Growth Opportunities Fund.

         In addition, during the fiscal year ended December 31, 1996 New England Funds, L.P. performed certain accounting and administrative services for the Growth Fund, Balanced Fund, Value Fund, Bond Income Fund, Municipal Income Fund, Government Securities Fund, International Equity Fund, Capital Growth Fund, Star Advisers Fund and Star Worldwide Fund. Each Fund reimbursed New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities.

         During the fiscal year ended December 31, 1996, New England Funds, L.P. received legal and accounting services fees paid by the Growth Fund, Balanced Fund, Value Fund, Bond Income Fund, Municipal Income Fund, Government Securities Fund, International Equity Fund, Capital Growth Fund, Star Advisers Fund and Star Worldwide Fund in the amounts of $173,071, $56,069, $54,574, $44,322,
$40,947, $34,007, $51,077, $36,732, $98,321 and $24,445, respectively.

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

         All Fixed Income Funds. In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors and Loomis Sayles always seek the best price and execution. Some of each Fund's portfolio transactions are placed with brokers and dealers who provide Back Bay Advisors or Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Back Bay Advisors or Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors or Loomis Sayles. The services may also be used by Back Bay Advisors or Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

         All Equity Funds. In placing orders for the purchase and sale of equity securities, each Fund's adviser or subadviser selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

         Star Advisers Fund (segment advised by Berger). Berger places portfolio transactions for its segment of the Star Advisers Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, Berger may place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission then being charged by another broker where such commission is the result of Berger having reasonably taken into account the quality and reliability of the brokerage services, including, without limitation, the availability and value of research services or execution services. Berger places some of the portfolio brokerage business of its segment of the Star Advisers Fund with brokers who provide useful research services to Berger. Such research services typically consist of studies made by investment analysts or economists relating either to the past record of and future outlook for companies and the industries in which they operate, or to national and worldwide economic conditions, monetary conditions and trends in investors' sentiment, and the relationship of these factors to the securities market. In addition, such analysts may be available for regular consultation so that Berger may be apprised of current developments in the above-mentioned factors. Other research services provided by brokers include computerized stock quotation and trading information, fundamental and technical analysis data and software, computerized stock market and business news services and account performance data. The research services received from brokers are helpful to Berger in performing its investment advisory responsibilities to its segment of the Star Advisers Fund, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of Berger advisory personnel to analyze and evaluate the securities in which its segment of the Star Advisers Fund invests. The research services obtained as a result of the Fund's brokerage business also will be useful to Berger in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger in rendering investment advice to its segment of the Star Advisers Fund. Although such research services may be deemed to be of value to Berger, they are not expected to decrease the expenses that Berger would otherwise incur in performing investment advisory services for its segment of the Star Advisers Fund nor will the subadvisory fees that are received by Berger from NEFM for providing services to the Fund be reduced as result of the availability of such research services from brokers.

         Star Advisers Fund and Star Worldwide Fund (segments advised by Janus Capital). Decisions as to the assignment of portfolio business for the segments of the Star Advisers and Star Worldwide Funds' portfolios advised by Janus Capital and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable securities price) of all portfolio transactions. In placing portfolio transactions for its segments, Janus Capital may agree to pay brokerage commissions for effecting a securities transaction, in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

         In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including, but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the securities being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writing, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

         Janus Capital may use research products and services in servicing other accounts in addition to the Star Advisers Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

         Janus Capital may also consider sales of shares of mutual funds advised by Janus Capital by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase shares of such funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Star Advisers and Star Worldwide Funds. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

         Star Advisers Fund and Star Worldwide Fund (segments advised by Founders. It is the policy of Founders, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to the segment of the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the segment in the future, and the financial strength and stability of the broker.

         Subject to the policy of seeking best execution of orders at the most favorable prices, Founders may execute transactions with brokerage firms which provide research services and products to Founders. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist Founders in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit Founders to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. Founders may receive a benefit from these research services and products which is not passed on, in the form of a direct monetary benefit, to the segment of the Fund. If Founders determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Founders may allocate the cost of such service or product accordingly. The portion of the product or service that Founders determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for Founders. Subject to the standards outlined in this and the preceding paragraph, Founders may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by Founders to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

         Research services and products may be useful to Founders in providing investment advice to any of the funds or clients it advises. Likewise, information made available to Founders from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

         Subject to the policy of seeking the best execution of orders, sales of shares of the Fund may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for the segment of the Fund.

         Because selection of executing brokers is not based solely on net commissions, the segment of the Fund advised by Founders may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. Founders will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for Founders to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of Founders, better prices and execution are available elsewhere.

         All Equity Funds (advised by Loomis Sayles.) In placing orders for the purchase and sale of securities for the Capital Income Growth Fund, Balanced Fund, International Equity Fund, Value Fund and the segments of the Star Advisers Fund and the Star Small Cap Fund advised by Loomis Sayles, Loomis Sayles follows the same policies as for the other Funds for which it acts as subadviser, except that Loomis Sayles may cause these Funds or segments to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Fund and its other clients. Loomis Sayles' authority to cause these Funds or segments to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

         Growth Opportunities Fund (advised by Westpeak.) In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak each selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Fund may adopt from time to time.

         Star Worldwide and Star Small Cap Funds (segments advised by Harris.) In placing orders for the purchase and sale of portfolio securities for the segments of the Star Worldwide and Star Small Cap Funds advised by Harris, Harris always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Harris, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

         Harris selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

         Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Harris believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris's expenses. Such services may be used by Harris in servicing other client accounts and in some cases may not be used with respect to the Funds. Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Harris may, however, consider purchases of shares of the Star Worldwide and Star Small Cap Funds by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

         Harris may cause its segments of the Star Worldwide and Star Small Cap Funds to pay a broker-dealer that provides brokerage and research services to Harris an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris's overall responsibilities to the Funds and its other clients. Harris's authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

         Star Worldwide and Star Small Cap Funds (segments advised by Montgomery.) In all purchases and sales of securities for its segments of the Funds, Montgomery's primary consideration is to obtain the most favorable execution available. Pursuant to the subadvisory agreements between NEFM and Montgomery, Montgomery determines which securities are to be purchased and sold by its segments and which broker-dealers are eligible to execute its segments' portfolio transactions, subject to the instructions of, and review by, NEFM and the trustees. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a market-maker unless, in the opinion of Montgomery, a better price and execution can otherwise be obtained by using a broker for the transaction.

         For the Star Worldwide Fund, Montgomery contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. In purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") (and other similar instruments), Montgomery's segments of the Star Worldwide Fund may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which Montgomery's segment of the Star Worldwide Fund may invest may be traded in the over-the-counter markets.

         Purchases of portfolio securities for the segments also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which this segment will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

         In placing portfolio transactions, Montgomery will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the segment of the Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

         Montgomery may also consider the sale of the Star Worldwide and Star Small Cap Funds' shares as a factor in the selection of broker-dealers to execute portfolio transactions for its segments. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc.

         While Montgomery's general policy is to seek first to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to Montgomery, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by Montgomery in advising other clients. Montgomery considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under its subadvisory agreements with NEFM, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the segments of the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by Montgomery to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the segments of the Funds or assist Montgomery in carrying out its responsibilities to the segments of the Funds. The standard of reasonableness is to be measured in light of Montgomery's overall responsibilities to its segments. The trustees of the Trusts review all brokerage allocations where services other than best execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Fund.

         On occasion, situations may arise in which legal and regulatory considerations will preclude trading for the segments' accounts by reason of activities of Montgomery Securities, a broker-dealer affiliated with Montgomery, or its affiliates. It is the judgment of the trustees that the Funds will not be materially disadvantaged by any such trading preclusion and that the desirability of continuing their subadvisory arrangements with Montgomery and Montgomery's affiliation with Montgomery Securities and other affiliates of Montgomery Securities outweigh any disadvantages that may result from the foregoing.

         Montgomery's sell discipline for the segments' investment in issuers is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by Montgomery in determining the appropriate investment horizon.

         At the company level, sell decisions are influenced by a number of factors, including current stock valuation relative to the estimated fair value range, or a high P/E relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and declining financial flexibility, may also signal a sell.

         Star Small Cap Fund (segment advised by Robertson Stephens.) It is the policy of Robertson Stephens, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to this segment of the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for this segment in the future, and the financial strength and stability of the broker.

         Subject to the policy of seeking best execution of orders at the most favorable prices, Robertson Stephens may execute transactions with brokerage firms which provide research services and products to Robertson Stephens. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist Robertson Stephens in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit Robertson Stephens to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. Robertson Stephens may receive a benefit from these research services and products which is not passed on, in the form of a direct monetary benefit, to this segment of the Fund. If Robertson Stephens determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Robertson Stephens may allocate the cost of such service or product accordingly. The portion of the product or service that Robertson Stephens determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for Robertson Stephens. Subject to the standards outlined in this and the preceding paragraph, Robertson Stephens may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by Robertson Stephens to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

         Research services and products may be useful to Robertson Stephens in providing investment advice to any of the funds or clients it advises. Likewise, information made available to Robertson Stephens from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

         Subject to the policy of seeking the best execution of orders, sales of shares of the Fund may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for this segment of the Fund.

         Because selection of executing brokers is not based solely on net commissions, the segment of the Fund advised by Robertson Stephens may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. Robertson Stephens will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for Robertson Stephens to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of Robertson Stephens, better prices and execution are available elsewhere.

         Subject to the overriding objective of obtaining the best possible execution of orders, each of the subadvisers may allocate brokerage transactions to affiliated brokers. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the trustees of the Trusts, including a majority of those trustees who are not "interested persons" of the Trusts as defined in the 1940 Act have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

General

         Portfolio turnover is not a limiting factor with respect to investment decisions. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

         Subject to procedures adopted by the Board of Trustees of the Trusts, the Funds' brokerage transactions may be executed by brokers that are affiliated with NEIC or the Funds' advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act.

         The Bond Income, Government Securities and Municipal Income Funds and all the Funds of New England Funds Trust II may pay, but during their three most recent fiscal years have not paid, brokerage commissions to New England Securities for acting as the respective Fund's agent on purchases and sales of securities. SEC rules require that the commissions paid to New England Securities by a Fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The trustees of the Trusts, including those who are not "interested persons" of the Trusts, have adopted procedures for evaluating the reasonableness of commissions paid to New England Securities and will review these procedures periodically.

         Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts, such as New England Securities, may not serve as the Funds' dealer in connection with such transactions.

         It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

--------------------------------------------------------------------------------
                DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES
--------------------------------------------------------------------------------

         New England Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has twelve separate portfolios. The Growth Fund and the Municipal Income Fund currently offer two classes of shares, the Government Securities, Star Worldwide and Star Small Cap Funds, each currently offer three classes of shares and the Capital Growth, Balanced, Value, International Equity, Star Advisers, Strategic Income and Bond Income Funds each currently offers four classes of shares. Until September 1986, the name of the Trust was "New England Life Government Securities Trust"; from September 1986 to April 1994, its name was "The New England Funds." Prior to January 5, 1996, the name of the Municipal Income Fund was "New England Tax Exempt Income Fund." The initial portfolio of the Trust (the Fund now called New England Government Securities Fund) commenced operations on September 16, 1985. The International Equity Fund commenced operations on May 22, 1992. The Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992. The Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. The Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995. The Star Worldwide Fund was organized in 1995 and commenced operations on December 29, 1995. The Star Small Cap Fund was organized in 1996 and commenced operations on December 31, 1996. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:

                    Corporation                         Date of Commencement
                    -----------                         --------------------
            NEL Growth Fund, Inc.                               1968
            NEL Retirement Equity Fund, Inc.*                   1969
            NEL Equity Fund, Inc.**                             1968
            NEL Income Fund, Inc.***                            1973
            NEL Tax Exempt Bond Fund, Inc.****                  1976

                 *  Predecessor of the Value Fund
                **  Predecessor of the Balanced Fund
               ***  Predecessor of the Bond Income Fund
              ****  Predecessor of the Municipal Income Fund

         New England Funds Trust II is organized as a Massachusetts business trust pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single investment portfolio (now the Growth Opportunities Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act. The Trust has seven separate portfolios. The High Income, Massachusetts, California and New York Funds each currently offers two classes of shares, the Adjustable Rate Fund currently offers three classes of shares and the Growth Opportunities and Limited Term U.S. Government Funds each currently offers four classes of shares. Until December 1988, the name of the Trust was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until April 1994, its name was "TNE Funds Trust." The High Income Fund and the Massachusetts Fund are successors to separate investment companies that were organized in 1983 and 1984, respectively, and reorganized as series of the Trust in January 1989. The Limited Term U.S. Government Fund was organized in 1988 and commenced operations in January 1989. The Adjustable Rate Fund was organized in 1991 and commenced operations on October 18 of that year. The California and New York Funds were organized in 1993 and commenced operations on April 23 of that year.

         The Declarations of Trust of New England Funds Trust I and New England Funds Trust II currently permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the trustees may determine. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

         The shares of all the Funds (except as noted in the first two paragraphs of this section) are divided into four classes, Class A, Class B, Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectus. Class Y shares are available for purchase only by certain eligible institutional investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund [excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")] are borne by its Class A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares.

         The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

         The Declarations of Trust also permit each Trust's trustees, without shareholder approval, to subdivide any series or class of shares or fund into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While the trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

         The Declarations of Trust provide for the perpetual existence of the Trusts. Either Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. While each Declaration of Trust further provides that the board of trustees may also terminate the relevant Trust upon written notice to its shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights

         As summarized in the Prospectuses, shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

         The Declarations of Trust provide that on any matter submitted to a vote of all shareholders of a Trust, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

         There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the board of trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

         Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

         Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

         No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to cure technical problems in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Shareholder and Trustee Liability

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

         The Declarations of Trust further provide that the relevant board of trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

         The procedures for purchasing shares of the Funds are summarized in the Prospectus. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

         For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

         Shares may also be purchased either in writing, by phone or, in the case of Class A, B and C shares, by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the National Association of Securities Dealers, Inc. and that have selling agreements with New England Funds, L.P.

         New England Funds, L.P. may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by New England Funds, L.P. within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through New England Funds, L.P. or your investment dealer.

--------------------------------------------------------------------------------
                   NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

         The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

         The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange is open for trading. The weekdays that the New York Stock Exchange is expected to be closed are New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker. Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. Government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the board of trustees, although the actual calculations may be made by persons acting pursuant to the direction of the board.

         Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the New York Stock Exchange. Securities traded on a non-U.S. exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees.

         Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the New York Stock Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

         The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by New England Funds, L.P. or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B, C or Y share of a Fund is the next-determined net asset value.

--------------------------------------------------------------------------------
                              REDUCED SALES CHARGES

                               Class A Shares Only
--------------------------------------------------------------------------------

         Special purchase plans are enumerated in the text of the Prospectus.

         Cumulative Purchase Discount. A Fund shareholder making an additional purchase of Class A shares may be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "Buying Fund Shares -- Sales Charges" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of both Trusts held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

         Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors which reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

         A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order at New England Funds, L.P., or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches New England Funds, L.P. within five business days.

         A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the Letter effective date, the account will be credited with Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective date of the Letter based on the "public offering price computed on such date."

         The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

         State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

         Combining Purchases. Purchases of all series and classes of the Trusts by or for an investor, the investor's spouse, parents, children, siblings, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in either Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan.

         Combining with Other Series and Classes of the Trusts. A shareholder's total investment for purposes of the cumulative purchase discount and purchases under a Letter of Intent includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which includes shares of New England Cash Management Trust and New England Tax Exempt Money Market Trust [the "Money Market Funds"] unless such shares were purchased by exchanging shares of either of the Trusts). Shares owned by persons described in the preceding paragraph may also be included.

         Unit Holders of Unit Investment Trusts. Unit investment trust distributions may be invested in Class A shares of any Fund at a reduced sales charge of 1.50% of the public offering price (or 1.52% of the net amount invested); for large purchases on which a sales charge of less than 1.50% would ordinarily apply, such lower charge also applies to investments of unit investment trust distributions.

         Clients of Advisers or Subadvisers. No sales charge or contingent deferred sales charge applies to investments of $100,000 or more in Class A shares of the Funds by (1) clients of an adviser or subadviser to the Funds; any director, officer or partner of a client of an adviser or subadviser to the Funds; and the spouse, parents, children, siblings, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to the Funds if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to the Funds. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

         Offering to Employees of MetLife and Associated Entities. There is no sales charge, CDSC or initial investment minimum related to investments in Class A shares of the Funds by any of the Trusts' investment advisers or subadvisers, New England Funds, L.P. or any other company affiliated with NELICO or MetLife; current and former directors and trustees of the Trusts or their predecessor companies; agents and general agents of NELICO or MetLife and their insurance company subsidiaries; current and retired employees of such agents and general agents; registered representatives of broker-dealers that have selling arrangements with New England Funds, L.P.; the spouse, parents, children, siblings, grandparents or grandchildren of the persons listed above and any trust, pension, profit sharing or other benefit plans for any of the foregoing persons and any separate account of NELICO or MetLife or any other company affiliated with NELICO or MetLife.

         Eligible Governmental Authorities. There is no sales charge or contingent deferred sales charge related to investments in Class A shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

         Investment Advisory Accounts. Shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

         Certain Broker-Dealers and Financial Services Organizations. Shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may receive compensation, in an amount of up to 0.35% annually of the average value of the Fund shares held by their customers. This compensation may be paid by NEFM and/or a Fund's subadviser out of their own assets, or may be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

         Shareholders of Reich and Tang Government Securities Trust. Shareholders of Reich and Tang Government Securities Trust may exchange their shares of that fund for Class A shares of the Funds at net asset value and without imposition of a sales charge.

The reduction or elimination of the sales charge in connection with sales described above reflects the absence or reduction of sales expenses associated with such sales.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts

         A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. New England Funds, L.P. may charge a fee for providing duplicate information.

         The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

         The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Class A, B and C Shares)


         Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing New England Funds, L.P. to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to New England Funds, L.P. for investment in the Fund. A plan may be opened with an initial investment of $100 or more and thereafter regular monthly checks of $100 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application must be completed to open an automatic investment plan. An application may be found in the Prospectus or may be obtained by calling New England Funds, L.P. at 1-800-225-5478 or your investment dealer.


         This program is voluntary and may be terminated at any time by New England Funds, L.P. upon notice to existing plan participants.

         The Investment Builder Program plan may be discontinued at any time by the investor by written notice to New England Funds, L.P., which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to you at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans Offering Tax Benefits (Class A, B and C Shares)

         The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

         The reduced minimum initial investment available to retirement plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, and $100 for subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for 401(k), SARSEP, SEP, SIMPLE Plans, 403(b) and certain other retirement plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). Plan documents and further information can be obtained from New England Funds, L.P.

         An investor should consult a competent tax or other adviser as to the suitability of a Fund's shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

         Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Class A, B and C Shares)

         An investor owning a Fund's shares having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or New England Funds, L.P.

         A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

         In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to a redemption pursuant to the Plan.

         All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at net asset value determined on the record date.

         Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and New England Funds, L.P. make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan.

         It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Systematic Withdrawal Plan. Accordingly, the Funds and New England Funds, L.P. do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments.

         Because of statutory restrictions this plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Exchange Privilege

         A shareholder may exchange the shares of any Fund (except for shares of the Adjustable Rate Fund and in the case of Class A shares of the California and New York Funds, only if such shares have been held for at least six months) for shares of the same class of any other Fund (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made) on the basis of relative net asset values at the time of the exchange without any sales charge. In the case of Class A shares of the Adjustable Rate Fund, if exchanged for shares of any other Fund that has a higher sales charge, shareholders will pay the difference between any sales charge they have already paid on their Adjustable Rate Fund shares and the higher sales charge of the Fund into which they are exchanging. When an exchange is made from the Class B shares of one Fund to the Class B shares of another Fund, the shares received in exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and the conversion date. If you own Class A or Class B shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. Class C shares may also be exchanged for Class A shares of the Money Market Funds. On all exchanges of Class A shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC and, for Class B shares only, conversion to Class A shares. The aging resumes only when an exchange is made back into Class B shares of a Fund. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts are different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to New England Funds, L.P. at 1-800-225-5478 or (2) a written exchange request to New England Funds, P.O. Box 8551, Boston, MA 02266-8551. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected.

The investment objectives of the Funds in the Trusts and the Money Market Funds are as follows:

STOCK FUNDS:

         NEW ENGLAND GROWTH FUND seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

         NEW ENGLAND CAPITAL GROWTH FUND seeks long-term growth of capital.

         NEW ENGLAND VALUE FUND seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

         NEW ENGLAND BALANCED FUND seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

         NEW ENGLAND GROWTH OPPORTUNITIES FUND seeks opportunities for long-term growth of capital and income.

         NEW ENGLAND INTERNATIONAL EQUITY FUND seeks total return from long-term growth of capital and dividend income primarily through investment in a diversified portfolio of marketable international equity securities.

         NEW ENGLAND STAR ADVISERS FUND seeks long-term growth of capital.

         NEW ENGLAND STAR WORLDWIDE FUND seeks long-term growth of capital.

         NEW ENGLAND STAR SMALL CAP FUND seeks capital appreciation.

BOND FUNDS:

         NEW ENGLAND GOVERNMENT SECURITIES FUND seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities and engaging in transactions involving related options, futures and options on futures.

         NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND seeks a high current return consistent with preservation of capital.

         NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND seeks a high level of current income consistent with low volatility of principal.

         NEW ENGLAND STRATEGIC INCOME FUND seeks high current income with a secondary objective of capital growth.

         NEW ENGLAND BOND INCOME FUND seeks a high level of current income consistent with what the Fund considers reasonable risk. The Bond Income Fund invests primarily in corporate and U.S. Government bonds.

         NEW ENGLAND HIGH INCOME FUND seeks high current income plus the opportunity for capital appreciation to produce a high total return.

         NEW ENGLAND MUNICIPAL INCOME FUND seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Municipal Income Fund invests primarily in debt securities of municipal issuers, the interest of which is exempt from federal income tax but may be subject to the federal alternative minimum tax, and may engage in transactions in financial futures contracts and options on futures.

         NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND seeks as high a level of current income exempt from federal income tax and Massachusetts personal income taxes as Back Bay Advisors, the Fund's subadviser, believes is consistent with preservation of capital.

         NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA seeks as high a level of current income exempt from federal income tax and its state personal income tax as is consistent with preservation of capital.

         NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK seeks as high a level of current income exempt from federal income tax and its state personal income tax and New York City personal income tax as is consistent with preservation of capital.

MONEY MARKET FUNDS:

NEW ENGLAND CASH MANAGEMENT TRUST -

           Money Market Series -- maximum current income consistent with preservation of capital and liquidity.

           U.S. Government Series -- highest current income consistent with preservation of capital and liquidity.

NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST -- current income exempt from federal income taxes consistent with preservation of capital and liquidity.

         As of April 15, 1997, the net assets of the Funds and the Money Market Funds totaled over $5.9 billion.

         An exchange constitutes a sale of shares for federal income tax purposes in which the investor may realize a long- or short-term capital gain or loss.

Automatic Exchange Plan (Class A, B and C Shares)

         As described in the Prospectus following the caption "Owning Fund Shares," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The exchanges are made on the 15th of each month or the first business day thereafter if the 15th is not a business day until the account is exhausted or until New England Funds, L.P. is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or over. The Service Options Form is available from New England Funds, L.P. or your financial representative to establish an Automatic Exchange Plan.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

         The procedures for redemption of shares of a Fund are summarized in the Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Class A shares and on purchases of Class B shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class B shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

         To illustrate, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

         Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address.

         If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 1-800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the New York Stock Exchange. Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted and a new request on a later day will be necessary. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request.

         In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, available from your investment dealer. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be sent. Any change in the bank account so designated may be made by furnishing to your investment dealer a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.

         The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited less than fifteen days prior to the redemption request (unless the Fund is aware that the check has cleared).

         The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not be exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

         The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

         The CDSC may also by waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

         A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of New England Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

         The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the relevant Trust's board of trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Trust at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although they reserve the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

Reinstatement Privilege (Class A shares only)

         The Prospectus describes redeeming shareholders' reinstatement privileges for Class A shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

         Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

--------------------------------------------------------------------------------
                          STANDARD PERFORMANCE MEASURES
--------------------------------------------------------------------------------

Calculations of Yield

         Each Fund (except the Growth, Value, Growth Opportunities, Star Advisers, Star Worldwide, Star Small Cap, International Equity and Capital Growth Funds) may advertise the yield of its Class A, Class B, Class C and Class Y shares. Yield for each class will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund.

         The Municipal Income Fund, the Massachusetts Fund, the California and the New York Funds each may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket.

         At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

         Calculation of Total Return. Total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund.

Performance Comparisons

         Yield and Total Return. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Class A, Class B and Class C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having similar investment objectives.

         Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

         The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The Salomon Brothers World Government Bond Index includes a broad range of institutionally-traded fixed-rate government securities issued by the national governments of the nine countries whose securities are most actively traded. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds) and private-placement type securities.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rated agency.

         The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximate 1800 bonds.

         The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

         The Merrill Lynch High Yield Index includes over 750 issues and represents public debt greater than $10 million (original issuance rated BBB/BB and below), and the First Boston High Yield Index includes over 350 issues and represents all public debt greater than $100 million (original issuance and rated BBB/BB and below).

         The Salomon Brothers Broad Investment Grade Bond Index is a price composite of a broad range of institutionally based U.S. Government mortgage-backed and corporate debt securities of investment outstanding of at least $1 million and with a remaining period to maturity of at least one year.

         The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

         Lipper Analytical Services, Inc. is an independent service that monitors the performance of over 1,300 mutual funds, and calculates total return for the funds grouped by investment objective. Lipper's Mutual Fund Performance Analysis, Small Cap Company Analysis and Mutual Fund Indices measure total return and average current yield for the mutual fund industry. Rankings of individual mutual fund performance over specified time periods assume reinvestment of all distributions, exclusive of sales charges.

         The Russell 2000 Index represents the top 2,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

         The Morgan Stanley Capital International Europe, Australasia and Far East (Gross Domestic Product) Index (the "EAFE Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market value (market price per share times the number of shares outstanding).

         The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "EAFE (GDP) Index") is a market-value weighted and unmanaged index of common stocks traded outside the U.S. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

         The International Equity and Star Worldwide Funds may compare their performance to the Salomon-Russell Broad Market Index Global X-US and to universes of similarly managed investment pools compiled by Frank Russell Company and Intersec Research Corporation.

         From time to time, the Adjustable Rate Fund's advertisements and other materials and communications may cite statistics to reflect the Fund's performance over time, utilizing comparisons to indexes including those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indexes include the one-, three-, five-, ten- and 30-year constant maturity Treasury rates, the three-month and 180-day Treasury bill rate, rates on longer-term Treasury certificates, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime lending rate of one or several banks, and commercial paper rates. Some indexes, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

         The current interest rate on many FNMA ARMs is set by reference to the 11th District Cost of Funds Index published monthly by the Federal Reserve. Since June 1987, the current interest rate on these ARMs, measured on a monthly basis, has been higher than the average yield of taxable money market funds represented by Donoghue's Taxable Money Fund Average and current rates on newly issued one year bank certificates of deposit. The interest rates on other ARMs and the yield on the Adjustable Rate Fund's portfolio may be higher or lower than the interest rates on FNMA ARMs and there is also no assurance that historical yield relationships among different types of investments will continue.

         Advertising and promotional materials may refer to the maturity and duration of the Bond Funds. Maturity refers to the period of time before a bond or other debt instrument becomes due. Duration is a commonly used measure of the price responsiveness of a fixed-income security to an interest rate change (i.e., the change in price one can expect from a given change in yield).

         Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for New England Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper Analytical Services and Morning Star. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to NEIC, its structure, goals and objectives and the advisory subsidiaries of NEIC, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding NEIC, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.

         The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                                            INVESTMENTS AT 8% RATE OF RETURN

                 5 YRS.           10             15              20               25              30
              ------------   ------------   ------------    -------------    -------------   --------------

      $  50           3,698          9,208         17,417           29,647          47,868           75,015
         75           5,548         13,812         26,126           44,471          71,802          112,522
        100           7,396         18,417         34,835           59,295          95,737          150,029
        150          11,095         27,625         52,252           88,942         143,605          225,044
        200          14,793         36,833         69,669          118,589         191,473          300,059
        500          36,983         92,083        174,173          296,474         478,683          750,148

                                            INVESTMENTS AT 10% RATE OF RETURN

                 5 YRS.            10             15             20               25              30
              ------------    -----------    -----------     ------------     ------------     ------------
      $  50           3,904         10,328         20,896           38,285          66,895          113,966
         75           5,856         15,491         31,344           57,427         100,342          170,949
        100           7,808         20,655         41,792           76,570         133,789          227,933
        150          11,712         30,983         62,689          114,855         200,684          341,899
        200          15,616         41,310         83,585          153,139         267,578          455,865
        500          39,041        103,276        208,962          382,848         668,945        1,139,663

         The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the New England Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the New England Funds. For example, the Adjustable Rate Fund's advertising and sales literature may include the historical and current performance and total returns of bank certificates of deposits, bank and mutual fund money market accounts and other income investments; and the advertising and sales literature of any of the New England Funds, but particularly that of the Star Worldwide Fund and the International Equity Fund, may discuss all of the above international developments, including, but not limited to, international developments involving Europe, North and South America, Asia, the Middle East and Africa, as well as events and issues affecting specific countries that directly or indirectly may have had consequences for the New England Funds or may have influenced past performance or may influence current or prospective performance of the New England Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trusts and New England Funds, L.P., as distributor and transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trusts and their features and benefits, including the details of the pricing structure.

         New England Funds, L.P. will make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and New England Funds, L.P.'s selection including, but not limited to, the scores and categories in which New England Funds, L.P. excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom New England Funds, L.P. competed for the award, honor or citation.

         New England Funds, L.P. may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of New England Funds, L.P.

         Advertising and sales literature may also refer to the beta coefficient of the New England Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the New England Funds may be compared to the beta coefficients of other funds.

         The Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to New England Funds and New England Funds, L.P. as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

         In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

--------------------------------------------------------------------------------
           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

         As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

         Income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to New England Funds. In order for a change to be in effect for any dividend or distribution, it must be received by New England Funds on or before the record date for such dividend or distribution.

         As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from sale of securities or foreign currencies, or other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from gains from the sale or other disposition of securities held for less than three months; (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund (other than "exempt-interest dividends" paid by the Municipal Income, Massachusetts, New York and California Funds, as described in the relevant Prospectuses) whether received in cash or additional shares of the Fund. Distributions by each Fund of net income and short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares.

         Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

         The International Equity, Star Worldwide and Star Small Cap Funds may be eligible to make and, if eligible, may make an election under Section 853 of the Code so that their shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limit the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction in respect of income taxes paid to foreign countries may be claimed by shareholders who do not itemize deductions on their federal income tax returns. The Fund will notify shareholders each year of the amount of dividends and distributions and the shareholder's pro rata share of qualified taxes paid by the Fund to foreign countries.

         Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         The International Equity, Star Worldwide and Star Small Cap Funds may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund has elected to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders in or order to avoid any Fund-level tax.

         Redemptions and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

         Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

         The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         The financial statements of the Funds (except the Star Small Cap Fund) and the related reports of independent accountants included in the Funds' annual reports for the year ended December 31, 1996 are incorporated herein by reference. The unaudited financial statements of the Star Small Cap Fund for the five-month period ended May 31, 1997 are attached hereto.

[LOGO]
NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION, FINANCIAL STATEMENTS AND HIGHLIGHTS
--------------------------------------------------------------------------------

NEW ENGLAND STAR SMALL CAP FUND


-------------
May 31, 1997
-------------

                        NEW ENGLAND STAR SMALL CAP FUND
                             PORTFOLIO COMPOSITION

Investments as of May 31, 1997
(unaudited)

COMMON STOCKS -- 97.4% OF TOTAL NET ASSETS

SHARES     DESCRIPTION                                            VALUE(A)
--------------------------------------------------------------------------------
           AEROSPACE -- 0.8%
    10,000 Logicon, Inc.                                           $   502,500
                                                                   -----------

           AIR TRAVEL -- 0.8%
     7,100 Atlas Air, Inc. (c)                                         204,125
     4,900 Expeditors International
           Washington, Inc.                                            141,488
     7,000 Southwest Airlines                                          180,250
                                                                   -----------
                                                                       525,863
                                                                   -----------
           APPAREL & TEXTILES -- 1.2%
     6,500 Jones Apparel Group, Inc. (c)                               304,688
     8,600 Kenneth Cole Productions, Inc.                              136,525
     8,200 Mens Wearhouse, Inc.                                        273,675
                                                                   -----------
                                                                       714,888
                                                                   -----------
           AUTOMOTIVE & RELATED -- 0.3%
    12,500 Miller Industries, Inc.                                     204,688
                                                                   -----------
           BANKS -- 2.8%
    12,500 Bank Plus Corp.                                             135,938
     5,000 Fidelity Bankshares, Inc.                                    93,750
    30,000 Peoples Bank of Bridgeport,
           Connecticut                                                 708,750
    11,300 Reliance Bancorp, Inc.                                      285,325
     9,500 Roslyn Bancorp, Inc.                                        166,250
     4,000 Union Planters Corp.                                        189,000
     2,500 United States Bancorp                                       153,437
                                                                   -----------
                                                                     1,732,450
                                                                   -----------
           BROADCASTING -- 3.7%
    12,000 Cablevision Systems Corp. (c)                               391,500
    32,000 Granite Broadcasting Corp.                                  332,000
    10,300 HA-LO Industries, Inc.                                      240,763
     4,900 Heftel Broadcasting Corp.                                   242,550
    12,500 Metro Networks, Inc.                                        317,187
    50,000 TCI Satellite Entertainment, Inc. (c)                       481,250
    10,700 Westwood One, Inc.                                          291,575
                                                                   -----------
                                                                     2,296,825
                                                                   -----------
           BUILDING MATERIAL & CONSTRUCTION -- 0.6%
    22,000 NVR, Inc.                                                   339,625
                                                                   -----------
           BUSINESS SERVICES -- 5.7%
     9,100 Abacus Direct Corp.                                         236,600
    15,800 Acxiom Corp.                                                268,600
     9,600 Alternative Resources Corp. (c)                             177,600
     5,200 Analysts International Corp.,
           Rights (c)                                                  188,500
     5,500 Caribiner International, Inc.                               356,125
     8,200 Childrens Comprehensive Services                            125,050
     3,900 Computer Task Group, Inc.                                   238,388
     5,000 Corrections Corporation America                             181,250
    14,300 Equity Corporation International                            343,200
     5,800 Fair Issac & Company, Inc.                                  229,100
     8,600 G & K Services                                              281,650
     6,500 Kronos, Inc.                                                169,000
     9,100 Outdoor Systems, Inc.                                       301,437
    14,900 PMT Services, Inc.                                          238,400
     8,700 United States Office Products Co.                           215,325
                                                                   -----------
                                                                     3,550,225
                                                                   -----------
           CHEMICALS -- 1.3%
    21,000 Advanced Technology Materials, Inc.                         509,250
     7,000 Giant Cement Holding, Inc.                                  122,500
     8,200 Imperial Chemical Industries, Inc.                          154,775
                                                                   -----------
                                                                       786,525
                                                                   -----------
           COMMUNICATION -- 0.4%
    10,900 Natural Microsystems Corp.                                  269,775
                                                                   -----------
           COMMUNICATION SERVICES -- 1.0%
     3,000 Cascade Communications Corp. (c)                            114,750
     5,500 PairGain Technologies, Inc. (c)                             114,813
     3,000 QUALCOMM, Inc. (c)                                          144,750
    12,000 Westell Technologies                                        243,000
                                                                   -----------
                                                                       617,313
                                                                   -----------
           COMPUTER SOFTWARE & SERVICES -- 0.6%
     4,000 CIBER, Inc.                                                 165,500
    20,000 UniComp, Inc.                                               175,000
                                                                   -----------
                                                                       340,500
                                                                   -----------
           COMPUTERS -- 0.3%
     9,500 NeoMagic Corp.                                              190,000
                                                                   -----------
           COMPUTERS & BUSINESS EQUIPMENT -- 2.9%
     5,000 3Com Corp. (c)                                              242,500
     8,500 ADAC Labs                                                   221,000
     5,800 Black Box Corp.                                             204,450
     4,000 Citrix Systems, Inc.                                        150,500
     7,700 ENCAD, Inc.                                                 286,825
    22,500 Network Computing Devices, Inc.                             284,062
    10,000 Stormedia, Inc.                                             118,750
     9,000 Vitesse Semiconductor Corp.                                 322,875
                                                                   -----------
                                                                     1,830,962
                                                                   -----------
           CONGLOMERATES -- 1.3%
    22,000 U.S. Industries, Inc.                                       783,750
                                                                   -----------
           CONSTRUCTION MATERIALS -- 0.3%
     7,000 Simpson Manufacturing, Inc.                                 183,750
                                                                   -----------
           CONSUMER GOODS & SERVICES -- 3.0%
    15,000 First Brands Corp.                                          393,750
    10,500 GC Companies, Inc.                                          446,250
    11,000 Scotsman Industries, Inc.                                   292,875
    25,000 Triarc Companies, Inc.                                      571,875
    86,957 U-Ship, Inc.                                                129,392
                                                                   -----------
                                                                     1,834,142
                                                                   -----------
           CONSUMER PRODUCTS -- 0.5%
     4,000 Libbey, Inc.                                                133,500
     4,400 Samsonite Corp., New                                        197,450
                                                                   -----------
                                                                       330,950
                                                                   -----------
           DIVERSIFIED CONGLOMERATES -- 1.6%
    11,500 Mathews International Corp.                                 393,875
    25,000 The Carbide/Graphite Group, Inc.                            625,000
                                                                   -----------
                                                                     1,018,875
                                                                   -----------
           DRUGS & HEALTH CARE -- 5.4%
     1,800 Agouron Pharmaceuticals, Inc.                               144,225
    10,000 American Oncology Resources, Inc.                           141,250
    12,500 Columbia Labs, Inc.                                         243,750
    12,500 Coventry Corp.                                              182,031
     7,000 Cytyc Corp.                                                 170,625
    13,900 ESC Medical Systems, Ltd.                                   375,300
     4,900 Gilead Sciences, Inc.                                       132,912
     5,900 Guilford Pharmaceuticals, Inc.                              150,450
     4,500 Immunex Corp. New                                           141,187
     6,000 Intercardia, Inc.                                           114,000
    25,000 Laserscope                                                  159,375
     2,500 Living Centers of America, Inc.                              95,313
    10,000 Medical Resources, Inc.                                     138,750
    25,000 Meridian Diognostic                                         212,500
    14,500 Orthodontic Centers of America, Inc.                        242,875
     5,900 Playtex Products                                             56,788
     9,100 Sepracor, Inc.                                              222,950
     6,800 Tenet Healthcare Corp.                                      187,000
     5,800 Theragenics Corp.                                           129,050
     3,100 Vertex Pharmaceuticals, Inc.                                125,550
                                                                   -----------
                                                                     3,365,881
                                                                   -----------
           ELECTRIC -- 0.7%
     7,200 Sanmina Corp.                                               417,150
     1,000 Westinghouse Electric Corp.                                  20,250
                                                                   -----------
                                                                       437,400
                                                                   -----------
           ELECTRICAL EQUIPMENT -- 0.6%
     9,500 MRV Communications, Inc.                                    235,125
     8,800 Woodhead Industries, (c)                                    154,000
                                                                   -----------
                                                                       389,125
                                                                   -----------
           ELECTRONIC COMPONENTS -- 1.1%
     5,000 Cymer, Inc.                                                 265,000
    10,200 PRI Automation, Inc.                                        388,875
                                                                   -----------
                                                                       653,875
                                                                   -----------
           ELECTRONICS -- 6.5%
     8,700 Actel Corp.                                                 182,700
    10,000 Avid Technology, Inc.                                       235,000
     6,100 Boston Technology, Inc., New                                175,375
    12,700 Cambridge Technology Partners                               387,350
     5,000 CFM Technologies, Inc.                                      151,875
     4,000 Comverse Technology, Inc.                                   183,000
     9,000 Cypress Semiconductor Corp.                                 128,250
     8,400 Genrad, Inc.                                                156,450
     8,500 Input/Output, Inc. (c)                                      150,875
     1,000 Intel Corp., Warrants                                       110,750
     9,100 Kulicke & Soffa Industries, Inc.                            307,125
     7,700 Lam Research Corp.                                          280,087
    15,900 Octel Communications Corp.                                  306,075
     6,900 P-COMM, Inc.                                                222,525
    10,300 SBS Technologies, Inc.                                      190,550
    12,500 Scientific Atlanta, Inc. (c)                                226,563
    12,300 Sipex Corp.                                                 369,000
     5,400 Technology Solutions Co.                                    195,750
     2,100 Uniphase Corp.                                              110,250
                                                                   -----------
                                                                     4,069,550
                                                                   -----------
           ENERGY -- 0.4%
    10,300 Swift Energy Co.                                            275,525
                                                                   -----------
           FINANCIAL SERVICES -- 1.0%
    15,200 BA Merchant Services, Inc.                                  248,900
    12,000 Duff & Phelps Credit Rating Co.                             348,000
                                                                   -----------
                                                                       596,900
                                                                   -----------
           FOOD - AGRIBUSINESS -- 0.5%
    10,233 Delta & Pine Land Co.                                       310,827
                                                                   -----------
           FOOD & BEVERAGES -- 1.7%
    21,500 International Multifoods Corp.                              607,375
    29,500 Ralcorp Holdings, Inc.                                      357,687
     7,500 Tasty Baking Corp.                                          120,938
                                                                   -----------
                                                                     1,086,000
                                                                   -----------
           HEALTH CARE - MEDICAL TECHNOLOGY -- 2.9%
    11,200 Arterial Vascular Engineering, Inc.                         233,800
    20,800 Cooper Companies, Inc.                                      431,600
     7,400 Fisher Scientific International, Inc.                       268,250
     8,200 Maxicare Health Plans, Inc.                                 196,800
    17,900 Novoste Corp.                                               272,975
     5,800 Perclose, Inc.                                              134,850
     9,200 Sola International, Inc.                                    263,350
                                                                   -----------
                                                                     1,801,625
                                                                   -----------
           HEALTH CARE - SERVICES -- 1.2%
    11,000 CardioThoracic Systems, Inc.                                152,625
     4,000 FPA Medical Management, Inc.                                 80,000
     5,900 Pediatrix Medical Group                                     234,525
    10,700 Renal Treatment Centers, Inc.                               307,625
                                                                   -----------
                                                                       774,775
                                                                   -----------
           HOUSEHOLD APPLIANCES & HOME FURNISHINGS -- 0.9%
     3,000 Ethan Allen Interiors, Inc.                                 156,750
     3,600 Kimball International, Inc., Class B                        142,200
    25,000 Southern Electronics Corp.                                  259,375
                                                                   -----------
                                                                       558,325
                                                                   -----------
           HOME BUILDERS -- 0.5%
    10,000 Watsco, Inc.                                                290,000
                                                                   -----------
           HOTELS & RESTAURANTS -- 0.5%
    12,200 Logans Roadhouse, Inc.                                      289,750
                                                                   -----------
           HOUSING & BUILDING MATERIALS -- 0.5%
     8,200 Champion Enterprises, Inc.                                  150,675
     6,900 Oakwood Homes Corp.                                         163,875
                                                                   -----------
                                                                       314,550
                                                                   -----------
           INDUSTRIAL GOODS & SERVICES -- 2.6%
    22,000 MagneTek, Inc.                                              385,000
    15,000 SPX Corp.                                                   894,375
    13,500 Zurn Industries, Inc.                                       357,750
                                                                   -----------
                                                                     1,637,125
                                                                   -----------
           INDUSTRIAL MACHINERY -- 1.5%
     3,500 Applied Power, Inc.                                         154,000
    15,000 Binks Manufacturing Co.                                     633,750
     4,000 Graco, Inc.                                                 112,000
                                                                   -----------
                                                                       899,750
                                                                   -----------
           INSURANCE -- 3.8%
    16,500 Chartwell Re Corp.                                          443,437
     3,500 Equitable Iowa Cos.                                         193,813
     5,000 Hartford Life, Inc.                                         167,500
    25,000 Highlands Insurance Group, Inc.                             500,000
     3,500 Provident Companies, Inc.                                   188,125
    15,000 PXRE Corp.                                                  405,000
     7,500 RenaissanceRe Holdings, Ltd.                                278,437
     3,500 W. R. Berkley Corp.                                         181,563
                                                                   -----------
                                                                     2,357,875
                                                                   -----------
           INVESTMENT COMPANIES -- 0.3%
    11,200 Ocwen Asset Investment Corp.                                203,000
                                                                   -----------
           LEISURE & LODGING -- 0.7%
     7,600 Interstate Hotels Co.                                       199,500
    11,100 Prime Hospitality Corp.                                     206,738
                                                                   -----------
                                                                       406,238
                                                                   -----------
           LEISURE TIME -- 1.3%
    11,500 Action Performance Companies, Inc.                          276,719
     3,000 Ascent Entertainment Group, Inc.                             30,750
     4,500 King World Productions, Inc.                                169,312
    17,200 Penn National Gaming, Inc.                                  309,600
                                                                   -----------
                                                                       786,381
                                                                   -----------
           MACHINERY -- 1.1%
    20,000 Gardner Denver Machinery, Inc.                              540,000
     8,400 X-Rite, Inc.                                                156,450
                                                                   -----------
                                                                       696,450
                                                                   -----------
           MANUFACTURING -- 0.2%
    10,000 MotivePower Industries, Inc.                                140,000
                                                                   -----------
           MARKETING SERVICES -- 0.3%
     9,400 Precision Response Corp.                                    215,025
                                                                   -----------
           MISCELLANEOUS -- 0.1%
     2,700 American Retirement Corp.                                    41,850
                                                                   -----------
           NON-FERROUS METALS -- 0.3%
     4,500 Sinter Metals, Inc.                                         165,938
                                                                   -----------
           OFFICE EQUIPMENT & SUPPLIES -- 0.9%
    20,000 Corporate Express, Inc. (c)                                 275,000
     7,300 Network Appliance, Inc.                                     296,106
                                                                   -----------
                                                                       571,106
                                                                   -----------
           OIL -- 0.3%
     8,800 Hvide Marine, Inc.                                          211,200
                                                                   -----------
           OIL & GAS -- 1.7%
     8,500 Chesapeake Energy Corp.                                     120,062
     2,500 Cliffs Drilling Co.                                         174,688
     4,500 Patterson Energy, Inc                                       162,281
     7,600 Stone Energy Corp.                                          212,800
    45,000 Titan Exploration, Inc.                                     410,625
                                                                   -----------
                                                                     1,080,456
                                                                   -----------
           OIL - INDEPENDANT PRODUCERS -- 0.5%
     9,500 St. Mary Land & Exploration Co.                             301,625
                                                                   -----------
           OIL SERVICES -- 0.3%
     5,000 EVI, Inc.                                                   188,125
                                                                   -----------
           PAPER -- 0.7%
     9,100 Fine Host Corp.                                             277,550
    20,000 Gaylord Container Corp.                                     163,750
                                                                   -----------
                                                                       441,300
                                                                   -----------
           PETROLEUM SERVICES -- 2.9%
     3,500 Atwood Oceanics, Inc.                                       234,500
     5,500 Camco International, Inc.                                   281,875
     9,000 Drilex International, Inc.                                  131,625
    17,500 Key Energy Group, Inc. (c)                                  288,750
    10,800 Marine Drilling Companies, Inc.                             217,350
     4,000 Nabors Industries, Inc.                                      89,750
     8,000 Pride Petroleum Services, Inc. (c)                          178,000
     7,500 Reading & Bates Corp., New (c)                              190,312
     4,000 Smith International, Inc.                                   209,500
                                                                   -----------
                                                                     1,821,662
                                                                   -----------
           PRODUCER OF GOODS -- 1.8%
     5,000 Chicago Miniature Lamp, Inc.                                120,000
    20,000 Essex International, Inc.                                   425,000
    18,000 Northwest Pipe Co.                                          292,500
     8,600 Waters Corp.                                                277,350
                                                                   -----------
                                                                     1,114,850
                                                                   -----------
           PUBLISHING -- 1.9%
     6,400 Applied Graphics Technologies                               211,200
     7,000 Central Newspapers, Inc.                                    423,500
    15,000 Lee Enterprises, Inc.                                       378,750
     6,200 World Color Press, Inc.                                     162,750
                                                                   -----------
                                                                     1,176,200
                                                                   -----------
           REAL ESTATE -- 3.0%
    25,000 Castle & Cooke, Inc.                                        381,250
    50,000 Catellus Development Corp.                                  843,750
    10,000 CRIIMI MAE, Inc.                                            163,750
     5,500 JP Reality, Inc.                                            142,312
    12,000 Prime Retail, Inc.                                          151,500
     7,500 Walden Residential Properties, Inc.                         178,125
                                                                   -----------
                                                                     1,860,687
                                                                   -----------
           RETAIL -- 6.1%
    12,700 AnnTaylor Stores                                            295,275
     9,900 Borders Group, Inc.                                         215,325
    20,000 Candies, Inc.                                                96,875
    10,500 Carson Pirie Scott & Co. (c)                                338,625
    12,500 Central Garden & Pet Co.                                    301,563
    12,500 Cole National Corp. (c)                                     473,437
    10,000 Gadzooks, Inc.                                              331,875
     9,000 Genesco, Inc.                                               123,750
     8,000 Global DirectMail Corp.                                     190,000
     6,800 Linens 'N Things, Inc.                                      175,950
     7,400 Mac Frugals Bargains Closeouts                              220,150
     3,400 Neiman-Marcus Group, Inc.                                    90,100
     8,000 Pier 1 Imports, Inc.                                        179,000
     4,000 Quiksilver, Inc.                                            109,500
    24,000 Vans, Inc.                                                  300,000
    12,200 Wet Seal, Inc. (c)                                          358,375
                                                                   -----------
                                                                     3,799,800
                                                                   -----------
           RETAIL - GROCERY -- 0.5%
     9,400 Whole Foods Market, Inc.                                    294,925
                                                                   -----------
           SAVINGS & LOAN -- 1.9%
     8,600 Astoria Financial Corp.                                     354,750
    13,600 FirstFed Financial                                          370,600
     5,000 Glendale Federal Savings Bank, Warrants                      75,000
     2,000 Great Western Financial Corp.                                97,000
    20,000 Northwest Savings Bank                                      290,000
                                                                   -----------
                                                                     1,187,350
                                                                   -----------
           SHIPBUILDING -- 0.3%
     7,200 Halter Marine Group, Inc.                                   169,200
                                                                   -----------
           SOFTWARE -- 5.3%
     3,000 Adobe Systems, Inc.                                         133,875
     2,700 Aware, Inc.                                                  37,125
    10,000 Boole and Babbage, Inc.                                     207,500
     7,750 Data Dimensions, Inc.                                       234,922
    15,000 Discreet Logic, Inc.                                        245,625
     8,250 Henry Jack & Associates, Inc.                               184,594
     8,500 JDA Software Group, Inc.                                    235,875
     2,900 Keane, Inc.                                                 163,487
    12,500 Pure Atria Corp.                                            200,000
     3,000 Registry, Inc.                                              144,750
     8,900 Structural Dynamics Research Corp.                          218,050
     6,500 Sync Research, Inc.                                          27,219
    16,500 Synopsys, Inc.                                              616,687
     7,500 Veritas Software Co.                                        373,125
     8,400 Wind River Systems, Inc.                                    285,600
                                                                   -----------
                                                                     3,308,434
                                                                   -----------
           STEEL -- 1.4%
    20,000 Atchison Casting Corp.                                      342,500
     5,000 Carpenter Technology Corp.                                  216,250
     7,500 Lone Star Technologies, Inc. (c)                            177,188
    16,200 WHX Corp.                                                   107,325
                                                                   -----------
                                                                       843,263
                                                                   -----------
           TELECOMMUNICATION -- 0.9%
     9,500 ICG Communications, Inc.                                    152,000
    20,000 Metromedia International Group, Inc.                        218,750
     6,000 WorldCom, Inc. (c)                                          177,750
                                                                   -----------
                                                                       548,500
                                                                   -----------
           TIRES & RUBBER -- 0.2%
     6,000 Cooper Tire & Rubber Co.                                    134,250
                                                                   -----------
           TOBACCO -- 0.3%
     6,000 General Cigar Holdings, Inc.                                177,000
                                                                   -----------
           TRANSPORTATION -- 0.3%
     7,200 Budget Group, Inc.                                          200,700
                                                                   -----------
           TRUCKING & FREIGHT FORWARDING -- 0.5%
    15,000 Consolidated Freightways Corp.                              185,625
     6,000 USFreightways Corp.                                         145,500
                                                                   -----------
                                                                       331,125
                                                                   -----------
           Total Common Stocks (Identified Cost $54,272,384)        60,579,104
                                                                   -----------
BONDS AND NOTES -- 0.3%
 FACE
AMOUNT
--------------------------------------------------------------------------------
           U.S. GOVERNMENT -- 0.3%
$  750,000 United States Treasury Security Strip,
           Zero coupon, 11/15/17                                       177,750
                                                                   -----------
           Total Bonds and Notes (Identified Cost $171,598)            177,750
                                                                   -----------
SHORT TERM INVESTMENTS -- 5.2%
--------------------------------------------------------------------------------

 2,270,000 Repurchase Agreement with State Street
              Bank & Trust Co. dated 5/30/97 at
              5.000% to be repurchased at $2,270,946
              on 6/02/97 collateralized by
              $2,310,000 U.S. Treasury Bonds,
              6.375%, due 9/30/01 valued at
              $2,322,590                                             2,270,000

   975,000 Repurchase Agreement with State Street
              Bank & Trust dated 5/30/97 at 5.000%
              to be repurchased at $975,449 on
              6/02/97 collateralized by $990,000
              U.S. Treasury Bonds, 6.375%, due
              9/30/01 valued at $995,396                               975,000
                                                                    ----------
           Total Short Term Investments (Identified
             Cost $3,245,000)                                        3,245,000
                                                                    ----------
           Total Investments -- 102.9% (Identified
             Cost $57,688,982)(b)                                   64,001,854
           Other assets less liabilities                            (1,801,012)
                                                                    ----------
           Total Net Assets -- 100%                                 62,200,842
                                                                    ==========

         SECURITIES SOLD SHORT AGAINST THE BOX

          SHARES              ISSUER                               MARKET VALUE
--------------------------------------------------------------------------------
             4,000            CIBER, Inc.                        $    165,500
             2,500            Cliffs Drilling Co.                     174,688
                                                                 ------------

         Total Securities Sold Short (Total Proceeds $315,997)   $    340,188
                                                                 ============
--------------------------------------------------------------------------------
         NEW ENGLAND STAR SMALL CAP FUND
         FOOTNOTES AS OF 5/31/97

         (a) See Note 1a.

         (b) Federal Tax Information: At May 31,
             1997 the net unrealized appreciation on
             investments based on cost of
             $57,688,982 for federal income tax
             purposes was as follows:

             Aggregate gross unrealized appreciation
             for all investments in which there is
             an excess of value over tax cost.                   $  7,256,402

             Aggregate gross unrealized depreciation
             for all investments in which there is
             an excess of tax cost over value.                       (943,530)
                                                                 ------------
               Net unrealized appreciation                       $  6,312,872
                                                                 ============

         (c) Non-income producing security.



                 See accompanying notes to financial statements.

NEW ENGLAND STAR SMALL CAP FUND
-----------------------------------------
STATEMENT OF ASSETS & LIABILITIES
MAY 31, 1997
(unaudited)


ASSETS

   Investments at value                                            $64,001,854
   Cash                                                                  2,079
   Cash - Segregated (Proceeds from securities
     sold short against the box)                                       315,997
   Receivable for:
     Fund shares sold                                                  337,275
     Securities sold                                                   310,460
     Dividends and interest                                             18,124
   Prepaid expense                                                      12,500
   Unamortized organization expense                                     35,527
                                                                   -----------
LIABILITIES                                                         65,033,816
    Payable for:
      Securities purchased                             $2,335,800
      Open short sales                                    340,188
      Fund shares redeemed                                 35,358
      Collateral for securities sold
        short against the box                              48,799

    Accrued expenses:
      Management fees                                      51,213
      Deferred trustees' fees                                 179
      Accounting and administrative                         1,843
      Other expenses                                       19,594
                                                        ----------
                                                                     2,832,974
                                                                   -----------
NET ASSETS                                                         $62,200,842
                                                                   ===========
    Net Assets consist of:
      Capital paid in                                              $59,374,308
      Undistributed net investment loss                               (315,165)
      Accumulated net realized losses                               (3,146,982)
      Unrealized appreciation on investments
        and securities                                               6,288,681
                                                                   -----------
NET ASSETS                                                         $62,200,842
                                                                   ===========
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
        ($28,153,378 divided by 2,156,522 shares
          of beneficial interest)                                  $     13.05
                                                                   ===========
Offering price per share ( 100/94.25 of $13.05 )                   $     13.85*
                                                                   ===========
Net asset value and offering price of Class B shares
        ($26,085,245 divided by 2,003,154 shares
          of beneficial interest)                                  $     13.02**
                                                                   ===========
Net asset value and offering price of Class C shares
        ($7,962,219 divided by 611,408 shares
          of beneficial interest)                                  $     13.02
                                                                   ===========
Identified cost of investments                                     $57,688,982
                                                                   ===========

 * Based upon single purchases of less than $50,000.
   Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.

NEW ENGLAND STAR SMALL CAP FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 1, 1997 THROUGH MAY 31, 1997
(unaudited)

INVESTMENT INCOME

     Dividends                                                   $   86,535 (a)
     Interest                                                        90,452
                                                                 --------------
                                                                    176,987
     Expenses
       Management fees                               $177,448
       Service fees - Class A                          19,434
       Service and distribution fees - Class B         68,422
       Service and distribution fees - Class C         22,842
       Trustees' fees and expenses                      3,082
       Accounting and administrative                    8,696
       Custodian                                       91,386
       Transfer agent                                  60,267
       Audit and tax services                           5,000
       Legal                                            6,845
       Printing                                         4,095
       Registration                                    19,718
       Amortization of organization expenses            2,147
       Miscellaneous                                    2,770
                                                     --------
     Total expenses                                                 492,152
                                                                 ----------
     Net investment loss                                           (315,165)



REALIZED and UNREALIZED GAIN (LOSS) on INVESTMENTS and SHORT SALE TRANSACTIONS

     Realized loss on:
       Investments - net                           (3,095,752)
       Short Sale Transactions - net                  (51,230)
                                                    ---------
       Total realized loss on investments
         and short sale transactions               (3,146,982)
                                                    ---------

     Unrealized appreciation on:
       Investments - net                            6,264,490
       Short Sale Transactions - net                   24,191
                                                    ---------
       Total unrealized gain on investments
         and short sale transactions                6,288,681
                                                    ---------
     Net gain on investment transactions                          3,141,699
                                                                 ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $2,826,534
                                                                 ==========

     (a) Net of withholding taxes of $295.


                See accompanying notes to financial statements.

NEW ENGLAND STAR SMALL CAP FUND
STATEMENT OF CHANGES
FOR THE PERIOD JANUARY 1, 1997 THROUGH MAY 31, 1997
(unaudited)


FROM OPERATIONS

     Net investment loss                                       $  (315,165)

     Net realized loss on investments                           (3,146,982)

     Unrealized appreciation on investments                      6,288,681
                                                               -----------
     Increase in net assets from operations                      2,826,534
                                                               -----------

     Increase in net assets
       derived from capital share transactions                  59,374,308
                                                               -----------
     Total increase in net assets                               62,200,842

NET ASSETS

     Beginning of the period                                             0
                                                               -----------

     End of the period                                         $62,200,842
                                                               ===========

UNDISTRIBUTED NET INVESTMENT LOSS

     Beginning of the period                                             0
                                                               ===========

     End of the period                                         $  (315,165)
                                                               ===========


                 See accompanying notes to financial statements.

NEW ENGLAND STAR SMALL CAP FUND
FINANCIAL HIGHLIGHTS
MAY 31, 1997
(unaudited)

                                                    Class A                Class B                Class C
                                                 --------------         --------------         --------------
                                                 January 1, 1997        January 1, 1997        January 1, 1997
                                                    through                through                through
                                                   May 31, 1997           May 31, 1997           May 31, 1997
                                                 ---------------        ----------------       ---------------

Net Asset Value, Beginning of Period                    $12.50                 $12.50                 $12.50

  Income (Loss) From Investment Operations
  ----------------------------------------
  Net Investment Loss (a)                               (0.06)                 (0.10)                 (0.10)
  Net Realized and Unrealized Gain
    on Investments                                       0.61                   0.62                   0.62

   Total From Investment Operations                      0.55                   0.52                   0.52

Net Asset Value, End of Period                         $13.05                 $13.02                 $13.02

Total Return (%) (b)                                      4.4                    4.2                    4.2

Ratio of Operating Expenses to
Average Net Assets (%)                                   2.51 (c)               3.26 (c)               3.26 (c)

Ratio of Net Investment Loss to
Average Net Assets (%)                                  (1.25)(c)              (2.00)(c)              (2.00)(c)

Portfolio Turnover Rate (%)                               117 (c)                117 (c)                117 (c)

Average Commission Rate (d)                           $0.0541                $0.0541                $0.0541

Net Assets, End of Period (000)                       $28,153                $26,085                $ 7,962

(a) Per share Net Investment Loss has been calculated using the average shares outstanding during the year.
(b) A sales charge in the case of Class A Shares and a contingent deferred sales charge in the case of Class B Shares are not reflected in total return calculations. Periods less than one year are not annualized.
(c) Computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
May 31, 1997
(unaudited)




1. The Fund is a series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, and Class C shares. The Fund commenced its public offering of Class A, Class B and Class C shares on December 31, 1996. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end or contingent deferred sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by New England Funds Management, L.P., the Fund's adviser, under the supervision of the Fund's trustees.


B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.


C. FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.


D. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

F. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each sub-adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.


G. SHORT SALES. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of the broker effecting the sale until the Fund replaces the borrowed securities. To deliver the securities to the buyer, The Fund arranges through the broker to borrow the securities and, in doing so, the Fund becomes obligated to replace the securities borrowed at their market value at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the borrowed securities until the securities are replaced.


H. SHORT SALES AGAINST THE BOX. In a short sale against the box, a Fund sells a borrowed security, while at the same time owning an identical security in the portfolio. While the short sale is outstanding, a Fund will not dispose of the security hedged by the short sale.

When a Fund sells short against the box, it will establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale, and the Fund pledges securities or cash as additional collateral. The Fund earns interest from the broker on the proceeds of the short sale and accrues such interest on a daily basis.


I. ORGANIZATION EXPENSE. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $37,674 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES. (excluding short-term investments) for the Fund for the period May 31, 1997 were $82,058,348 and $24,786,066, respectively.


3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 1.05% of the Fund's average daily net assets. NEFM pays the Fund's four investment sub-advisers, Harris Associates, L.P., Loomis, Sayles & Company, L.P., Montgomery Asset Management, L.P. and Robertson, Stephens & Company Investment Management, L.P. a sub-advisory fee as follows:
Harris Associates, L.P., at the annual rate of 0.70% of the average daily net assets of their segment of the Fund, Loomis, Sayles & Company, L.P. and Robertson, Stephens & Company Investment Management, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund which that sub-adviser manages, and 0.50% of such assets in excess of $50 million, and Montgomery Asset Management, L.P. at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that sub-adviser manages, and 0.50% of such assets in excess of $50 million.

Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM, Harris Associates, L.P. and Loomis Sayles & Company, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by NEFM and the sub-advisers under the management agreement in effect during the period ended May 31, 1997, are as follows:

FEES EARNED
-----------

$  73,630   New England Funds Management, L.P.
   31,487   Harris Associates, L.P.
   21,854   Loomis, Sayles & Company, L.P.,
   26,791   Montgomery Asset Management, L.P.
   23,686   Robertson, Stephens & Company Investment Management, L.P.
---------
$ 177,448
=========


B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of New England Investment Companies, L.P. and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the period ended May 31, 1997, these expenses amounted to $8,696 and are shown separately in the financial statements as accounting and administrative.


C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $50,245 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the period ended May 31, 1997, the Fund paid New England Funds $19,434 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the period ended May 31, 1997 the Fund paid New England Funds $17,105 and $5,710 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the period ended May 31, 1997, the Fund paid New England Funds $51,317 and $17,132 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the period ended May 31, 1997 amounted to $656,911.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, New England Investment Companies, L.P. or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

          Annual Retainer                            $ 714
          Meeting Fee                                $ 114/meeting
          Committee Meeting Fee                      $ 68/meeting

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARE TRANSACTIONS. At May 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:
                                               FROM THE PERIOD JANUARY 1, 1997
                                                     THROUGH MAY 31, 1997
                                               -------------------------------
CLASS A                                           SHARES              AMOUNT
-------                                           ------              ------

Shares sold.........................            3,278,784         $ 40,453,053
Shares repurchased..................           (1,122,262)         (13,701,921)
                                               ----------         ------------
Net increase........................            2,156,522         $ 26,751,132
                                               ----------         ------------

                                               FROM THE PERIOD JANUARY 1, 1997
                                                     THROUGH MAY 31, 1997
                                               -------------------------------
CLASS B                                           SHARES              AMOUNT
-------                                           ------              ------

Shares sold.........................            2,123,756         $ 26,400,797
Shares repurchased..................             (120,602)          (1,435,315)
                                                ---------         ------------
Net increase........................            2,003,154         $ 24,965,482
                                                ---------         ------------

                                               FROM THE PERIOD JANUARY 1, 1997
                                                     THROUGH MAY 31, 1997
                                               -------------------------------
CLASS C                                           SHARES              AMOUNT
-------                                           ------              ------

Shares sold.........................             785,356          $ 9,816,716
Shares repurchased..................            (173,948)          (2,159,022)
                                                --------           ----------
Net increase........................             611,408            7,657,694
                                                 -------            ---------
Increase derived from capital
  share transactions................           4,771,084          $59,374,308
                                               =========          ===========

                                   APPENDIX A
                           DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S CORPORATION

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, if fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default of there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

         1.  An application for rating was not received or accepted.
         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
         3. There is a lack of essential data pertaining to the issue or issuer.
         4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is not longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, and B1.

FITCH INVESTOR SERVICES, INC.

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-); The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------

                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates                               Fortune
Adam Smith's Money World                         Fox Network and affiliates
America On Line                                  Fund Action
Anchorage Daily News                             Fund Decoder
Atlanta Constitution                             Global Finance
Atlanta Journal                                  (the) Guarantor
Arizona Republic                                 Hartford Courant
Austin American Statesman                        Houston Chronicle
Baltimore Sun                                    INC
Bank Investment Marketing                        Indianapolis Star
Barron's                                         Individual Investor
Bergen County Record (NJ)                        Institutional Investor
Bloomberg Business News                          International Herald Tribune
Bnai Brith Jewish Monthly                        Internet
Bond Buyer                                       Investment Advisor
Boston Business Journal                          Investment Company Institute
Boston Globe                                     Investment Dealers Digest
Boston Herald                                    Investment Profiles
Broker World                                     Investment Vision
Business Radio Network                           Investor's Daily
Business Week                                    IRA Reporter
CBS and affiliates                               Journal of Commerce
CFO                                              Kansas City Star
Changing Times                                   KCMO (Kansas City)
Chicago Sun Times                                KOA-AM (Denver)
Chicago Tribune                                  LA Times
Christian Science Monitor                        Leckey, Andrew (syndicated column)
Christian Science Monitor News Service           Lears
Cincinnati Enquirer                              Life Association News
Cincinnati Post                                  Lifetime Channel
CNBC                                             Miami Herald
CNN                                              Milwaukee Sentinel
Columbus Dispatch                                Money
CompuServe                                       Money Maker
Dallas Morning News                              Money Management Letter
Dallas Times-Herald                              Morningstar
Denver Post                                      Mutual Fund Market News
Des Moines Register                              Mutual Funds Magazine
Detroit Free Press                               National Public Radio
Donoghues Money Fund Report                      National Underwriter
Dorfman, Dan (syndicated column)                 NBC and affiliates
Dow Jones News Service                           New England Business
Economist                                        New England Cable News
FACS of the Week                                 New Orleans Times-Picayune
Fee Adviser                                      New York Daily News
Financial News Network                           New York Times
Financial Planning                               Newark Star Ledger
Financial Planning on Wall Street                Newsday
Financial Research Corp.                         Newsweek
Financial Services Week                          Nightly Business Report
Financial World                                  Orange County Register
Fitch Insights                                   Orlando Sentinel
Forbes                                           Palm Beach Post
Fort Worth Star-Telegram                         Pension World

Pensions and Investments                         Standard & Poor's Stock Guide
Personal Investor                                Stanger's Investment Advisor
Philadelphia Inquirer                            Stockbrokers Register
Porter, Sylvia (syndicated column)               Strategic Insight
Portland Oregonian                               Tampa Tribune
Prodigy                                          Time
Public Broadcasting Service                      Tobias, Andrew (syndicated column)
Quinn, Jane Bryant (syndicated column)           Toledo Blade
Registered Representative                        UPI
Research Magazine                                US News and World Report
Resource                                         USA Today
Reuters                                          USA TV Network
Rocky Mountain News                              Value Line
Rukeyser's Business (syndicated column)          Wall St. Journal
Sacramento Bee                                   Wall Street Letter
San Diego Tribune                                Wall Street Week
San Francisco Chronicle                          Washington Post
San Francisco Examiner                           WBZ
San Jose Mercury                                 WBZ-TV
Seattle Post-Intelligencer                       WCVB-TV
Seattle Times                                    WEEI
Securities Industry Management                   WHDH
Smart Money                                      Worcester Telegram
St. Louis Post Dispatch                          World Wide Web
St. Petersburg Times                             Worth Magazine
Standard & Poor's Outlook                        WRKO

                                   APPENDIX C
                     ADVERTISING AND PROMOTIONAL LITERATURE

         References may be included in New England Funds' advertising and promotional literature to NEIC and its affiliates that perform advisory and subadvisory functions for New England Funds also including, but not limited to:
Back Bay Advisors, Harris Associates L.P., Loomis Sayles, CGM and Westpeak. Reference also may be made to the Funds of their respective fund groups, namely, Loomis Sayles Fund and the Oakmark Funds.

         References may be included in New England Funds' advertising and promotional literature to other NEIC affiliates including, but not limited to, New England Investment Associates, L. P., AEW Capital Management, L.P., Marlborough Capital Advisors, L.P., Reich & Tang Capital Management, Reich and Tang Mutual Funds Group and Jurika & Voyles and their fund group.

         References to subadvisers unaffiliated with NEIC that perform subadvisory functions on behalf of New England Funds and their respective fund groups may be contained in New England Funds' advertising and promotional literature including, but not limited to, Berger, Janus Capital, Founders, Montgomery and Robertson Stephens.

         New England Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

o Specific and general assessments and forecasts regarding U.S., world economies, the economics of specific nations and their impact on the New England Funds

o Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions

o Specific and general investment philosophies, strategies, processes, techniques and types of analysis

o Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

o The corporate histories, founding dates and names of founders of the entities

o   Awards, honors and recognition given to the firms

    The names of those with ownership interest and the percentage of ownership


o The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans


o Current capitalization, levels of profitability and other financial information

o Identification of portfolio managers, researchers, economists, principals and other staff members and employees

o The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors



o   Current and historical statistics about:

     -total dollar amount of assets managed
     -New England Funds' assets managed in total and by Fund
     -the growth of assets
     -asset types managed
     -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
     -the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or the subadviser

o The general and specific strategies applied by the advisers in the management of New England Funds portfolios including, but not limited to:


     -the pursuit of growth, value, income oriented, risk management or other strategies
     -the manner and degree to which the strategy is pursued
     -whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
     -the types and characteristics of investments sought and specific portfolio holdings
     -the actual or potential impact and result from strategy implementation -through its own areas of expertise and operations, the value added by subadvisers to the management process
     -the disciplines it employs, e.g., in the case of Loomis Sayles, the strict buy/sell guidelines and focus on sound value it employs and goals and benchmarks that it establishes in management, e.g., CGM pursues growth
      50% above the S&P 500
     -the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues.

o Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than New England Funds, and those families of funds, other than New England Funds. Any such references will indicate that New England Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.


         In addition, communications and materials developed by New England Funds will make reference to the following information about NEIC and its affiliates:

         NEIC is one of the largest publicly traded managers in the U.S. listed on the New York Stock Exchange. NEIC maintains over $100 billion in assets under management. In addition, promotional materials may include:

o Specific and general references to New England Funds multi-manager approach through NEIC affiliates and outside firms including, but not limited to, the following:

     -that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from NEIC and the other investment managers
     -other fund companies are limited to a "one size fits all" approach but New England Funds draws upon the talents of multiple managers whose expertise best matches the fund objective
     -in this and other contexts reference may be made to New England Funds slogan "Where The Best Minds Meet"(R) and that New England Funds ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."



         Financial Adviser Services ("FAS"), a division of NEIC, may be referenced in Fund advertising and promotional literature concerning the marketing services it provides to NEIC-affiliated fund groups including: New England Funds, Loomis Sayles Funds, Oakmark Funds and Reich & Tang Funds.

         FAS will provide marketing support to NEIC affiliated fund groups targeting financial advisers, financial intermediaries and institutional clients who may transact purchases and other fund-related business directly with these fund groups. Communications will contain information including, but not limited to: descriptions of clients and the marketplaces to which it directs its efforts; the mission and goals of FAS and the types of services it provides which may include: seminars; its 1-800 number, web site, Internet or other electronic facilities; qualitative information about the funds' investment methodologies; information about specific strategies and management techniques; performance data and features of the funds; institutional oriented research and portfolio manager insight and commentary. Additional information contained in advertising and promotional literature may include: rankings and ratings of the funds including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

         References may be included in New England Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

o Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom New England Funds may or may not have a relationship.

o Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the New England Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

o Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

     -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans
     -information about the history, status and future trends of Social
      Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs
     -current and prospective ERISA regulation and requirements.

o Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the New England Funds 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

     -increased employee retention
     -reinforcement or creation of morale
     -deductibility of contributions for participants
     -deductibility of expenses for employers
     -tax deferred growth, including illustrations and charts
     -loan features and exchanges among accounts
     -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

     Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, New England Funds and investing in its 401(k) and retirement plans, including, but not limited to:

     -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
     -broad choice of investment options and competitive fees
     -plan sponsor and participant statements and notices
     -the plan prototype, summary descriptions and board resolutions
     -plan design and customized proposals
     -trusteeship, record keeping and administration
     -the services of State Street Bank, including, but not limited to, trustee services and tax reporting
     -the services of DST and BFDS, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
     -the services of Trust Consultants Inc. (TCI), including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

o Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

     -access to expertise on investments
     -assistance in interpreting past, present and future market trends and economic events
     -providing information to clients including participants during enrollment and on an ongoing basis after participation
     -promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                   APPENDIX D
               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
        MUNICIPAL INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                                                                  PERCENTAGE
                                                                    OF NET
         SECURITY                                                   ASSETS
         --------                                                   ------
         Preferred Stock ....................................             ---%
         Short-term Obligations and Other Assets ............             1.6%
         Debt-- Unrated .....................................             5.0%
         Debt-- Standard and Poor's Rating
                  AAA .......................................            15.6%
                  AA ........................................             6.3%
                  A .........................................             9.5%
                  BBB........................................            55.0%
                  BB.........................................             7.0%
                  B..........................................             ---%
                  CCC........................................             ---%
                  C/D........................................             ---%

The chart above indicates the composition of the Municipal Income Fund for the fiscal year ended December 31, 1996, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Municipal Income Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.



               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
          BOND INCOME FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                                                                  PERCENTAGE
                                                                    OF NET
         SECURITY                                                   ASSETS
         --------                                                   ------

         Preferred Stock ....................................             ---%
         Short-term Obligations and Other Assets ............             0.5%
         Debt-- Unrated .....................................             ---%
         Debt-- Standard and Poor's Rating
                  AAA .......................................            26.3%
                  AA ........................................            14.1%
                  A .........................................             8.8%
                  BBB........................................            30.8%
                  BB.........................................            19.5%
                  B..........................................             ---%
                  CCC........................................             ---%
                  C/D........................................             ---%

The chart above indicates the composition of the Bond Income Fund for the fiscal year ended December 31, 1996, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the Bond Income Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.



               AVERAGE MONTHLY PORTFOLIO COMPOSITION TABLE OF THE
           CALIFORNIA FUND FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                                                                  PERCENTAGE
                                                                    OF NET
         SECURITY                                                   ASSETS
         --------                                                   ------

         Preferred Stock ....................................             ---%
         Short-term Obligations and Other Assets ............             2.0%
         Debt-- Unrated .....................................            10.0%
         Debt-- Standard and Poor's Rating
                  AAA .......................................            29.0%
                  AA ........................................             5.0%
                  A .........................................            28.0%
                  BBB........................................            26.0%
                  BB.........................................             ---%
                  B..........................................             ---%
                  CCC........................................             ---%
                  C/D........................................             ---%

The chart above indicates the composition of the California Fund for the fiscal year ended December 31, 1996, with the debt securities rated by S&P separated into the indicated categories. The percentages were calculated on a dollar-weighted average basis by determining monthly the percentage of the California Fund's net assets invested in each category as of the end of each month during the year. Back Bay Advisors does not rely primarily on ratings designed by any rating agency in making investment decisions. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent fiscal years.